STATEMENT OF ADDITIONAL INFORMATION

                 GROUP AND INDIVIDUAL VARIABLE ANNUITY CONTRACT

                                    ISSUED BY

                      GENERAL AMERICAN SEPARATE ACCOUNT TWO

                                       AND

                     GENERAL AMERICAN LIFE INSURANCE COMPANY




THIS IS NOT A PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED MAY 1, 2004, FOR THE INDIVIDUAL AND GROUP VARIABLE ANNUITY CONTRACT WHICH IS DESCRIBED HEREIN.

THE PROSPECTUS CONCISELY SETS FORTH INFORMATION THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS, CALL (800) 449-6447 OR WRITE THE COMPANY AT: 13045 TESSON FERRY ROAD, ST. LOUIS, MISSOURI 63128.

THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED MAY 1, 2004.



                                TABLE OF CONTENTS



                                                                            Page

COMPANY .................................................................   -3-

EXPERTS .................................................................   -3-

LEGAL OPINIONS...........................................................   -3-

DISTRIBUTION.............................................................   -3-

PERFORMANCE INFORMATION..................................................   -5-

INVESTMENT ADVICE........................................................   -7-

TAX STATUS OF THE CONTRACTS..............................................   -7-

ANNUITY PROVISIONS.......................................................   -9-

GENERAL MATTERS..........................................................  -10-

SAFEKEEPING OF ACCOUNT ASSETS............................................  -12-

STATE REGULATION.........................................................  -12-

RECORDS AND REPORTS......................................................  -13-

OTHER INFORMATION........................................................  -13-

FINANCIAL STATEMENTS.....................................................  -13-




                                     COMPANY

We were originally incorporated as a stock company in 1933. In 1936, we initiated a program to convert to a mutual life insurance company. In 1997, our policyholders approved a reorganization of General American into a mutual holding company structure under which we became a stock company wholly owned by GenAmerica Corporation, an intermediate stock holding company. On January 6, 2000, Metropolitan Life Insurance Company of New York ("MetLife") acquired GenAmerica Corporation, which became GenAmerica Financial Corporation. As a result of that transaction, we became an indirect, wholly-owned subsidiary of MetLife.


                                     EXPERTS

The consolidated financial statements of General American and Subsidiaries included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein and elsewhere in the registration statement (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the change in the method of accounting for embedded derivatives in certain insurance products as required by new accounting guidance which became effective on October 1, 2003, and recorded the impact as a cumulative effect of a change in accounting principle and referring to the change in the method of accounting for goodwill and other intangible assets to conform to Statement of Financial Accounting Standards No. 142), and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The financial statements of the Separate Account included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein and elsewhere in the registration statement, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP, 201 E. Kennedy Boulevard, Tampa, Florida 33602, serves as independent public accountants for the Separate Account and General American.


                                 LEGAL OPINIONS

Blazzard, Grodd & Hasenauer, P.C., Westport, Connecticut and Pompano Beach, Florida has provided advice on certain matters relating to the Federal securities laws in connection with the Contracts.


                                  DISTRIBUTION

General American Distributors, Inc. ("Distributor"), the principal underwriter of the Contracts, is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The Distributor was paid underwriting commissions in the aggregate for the years 2001, 2002 and 2003 of $1,116,063, $1,448,822, and $1,596,371, respectively.

The Contracts are offered to the public through individuals licensed under the federal securities laws and state insurance laws who have entered into agreements with Distributor.

Reduction of the Surrender Charge

The amount of the surrender charge on the Contracts may be reduced or eliminated when sales of the Contracts are made to individuals or to a group of individuals in a manner that results in savings of sales expenses. The entitlement to reduction of the surrender charge will be determined by the Company after examination of all the relevant factors such as:

1. The size and type of group to which sales are to be made. Generally, the sales expenses for a larger group are less than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.

2. The total amount of purchase payments to be received. Per Contract sales expenses are likely to be less on larger purchase payments than on smaller ones.

3. Any prior or existing relationship with the Company. Per Contract sales expenses are likely to be less when there is a prior existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.

4. Other circumstances, of which the Company is not presently aware, which could result in reduced sales expenses.

If, after consideration of the foregoing factors, the Company determines that there will be a reduction in sales expenses, the Company may provide for a reduction of the surrender charge.

The surrender charge may be eliminated when the Contracts are issued to an officer, director or employee of the Company or any of its affiliates. In no event will any reduction of the surrender charge be permitted where the reduction or elimination will be unfairly discriminatory to any person.



                             PERFORMANCE INFORMATION

Total Return

From time to time, the Company may advertise performance data. Such data will show the percentage change in the value of an accumulation unit based on the performance of a Fund over a period of time, usually a calendar year, determined by dividing the increase (decrease) in value for that unit by the accumulation unit value at the beginning of the period.

Any such advertisement will include total return figures for the time periods indicated in the advertisement. Such total return figures will reflect the deduction of the expenses for the underlying Fund being advertised and any applicable surrender charges.

The hypothetical value of a Contract purchased for the time periods described in the advertisement will be determined by using the actual accumulation unit values for an initial $1,000 purchase payment, and deducting any applicable surrender charge to arrive at the ending hypothetical value. The average annual total return is then determined by computing the fixed interest rate that a $1,000 purchase payment would have to earn annually, compounded annually, to grow to the hypothetical value at the end of the time periods described. The formula used in these calculations is:

                  n
         P (1 + T)  = ERV
Where:

         P = a hypothetical initial payment of $1,000

         T = average annual total return

         n = number of years

         ERV = ending redeemable value at the end of the time periods used (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the time periods used.

The Company may also advertise performance data which will be calculated in the same manner as described above but which will not reflect the deduction of any surrender charge. The deduction of any surrender charge would reduce any percentage increase or make greater any percentage decrease.

Owners should note that the investment results of each Fund will fluctuate over time, and any presentation of the Fund's total return for any period should not be considered as a representation of what an investment may earn or what an owner's total return may be in any future period.

Money Market Yield Calculation

In accordance with regulations adopted by the Securities and Exchange Commission, General American is required to disclose the current annualized yield for the subaccount (the "Money Market Division") investing in the State Street Research Money Market Portfolio of Metropolitan Series Fund ("Money Market Fund") for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the Money Market Fund or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one unit of the Money Market Division at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return and annualizing this quotient on a 365-day basis. The net change in account value reflects the deductions for administrative expenses of services and the mortality and expense risk charge and income and expenses accrued during the period. Because of these deductions, the yield for the Money Market Division of the Separate Account will be lower than the yield for the Money Market Fund.

The Securities and Exchange Commission also permits General American to disclose the effective yield of the Money Market Division for the same seven-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result.

The yield on amounts held in the Money Market Division normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Division's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Fund, the types and quality of portfolio securities held by the Money Market Fund, and its operating expenses.

Historical Unit Values

The Company may also show historical accumulation unit values in certain advertisements containing illustrations. These illustrations will be based on actual accumulation unit values.

In addition, the Company may distribute sales literature which compares the percentage change in accumulation unit values for any of the Funds against established market indices such as the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average or other management investment companies which have investment objectives similar to the Fund being compared. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged, unweighted average of 500 stocks, the majority of which are listed on the New York Stock Exchange. The Dow Jones Industrial Average is an unmanaged, weighted average of thirty blue chip industrial corporations listed on the New York Stock exchange. Both the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average assume quarterly reinvestment of dividends.


                                INVESTMENT ADVICE

The Separate Account invests in the Portfolios of the Metropolitan Series Fund, Inc. and in the Portfolios of Variable Insurance Products Fund. MetLife Advisers, LLC ("MetLife Advisers"), as the Adviser to the Metropolitan Series Fund, may, from time to time, replace the sub-adviser of a Portfolio with a new sub-adviser. A number of sub-adviser changes have been made with respect to the Portfolios in which the Separate Account invests.

MetLife Advisers (formerly known as New England Investment Management, Inc. which was formerly known as TNE Advisers, Inc.) became the Investment Adviser to the Portfolios of the Metropolitan Series Fund on May 1, 2001. Prior to May 1, 2001, Metropolitan Life Insurance Company was the Investment Adviser for all Portfolios of the Metropolitan Series Fund.

MetLife Advisers was also the Investment Adviser to the Back Bay Advisors Money Market Series (currently known as the State Street Research Money Market Portfolio) of the New England Zenith Fund ("Zenith Fund") until May 1, 2003, the date on which it became a Portfolio of the Metropolitan Series Fund. MetLife Advisers became the Adviser to this Series on May 1, 1995.

The following is the sub-adviser history of the relevant Metropolitan Series Fund Portfolios that, prior to April 28, 2003, were Series of the Zenith Fund:

The sub-adviser to the State Street Research Money Market Portfolio (formerly, the Back Bay Advisors Money Market Series) was Back Bay Advisors, L.P. until July 1, 2001, when State Street Research & Management Company became the sub-adviser.

The following is the sub-adviser history of the relevant Metropolitan Series Fund Portfolios:

Metropolitan Life Insurance Company became the sub-adviser to the Lehman Brothers(R) Aggregate Bond Index Portfolio and the MetLife Stock Index Portfolio on May 1, 2001.


                           TAX STATUS OF THE CONTRACTS

Tax law imposed several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

Diversification Requirements. The Internal Revenue Code (Code) requires that the investments of each investment division of the separate account underlying the Contracts be "adequately diversified" in order for the Contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each investment division, through the fund in which it invests, will satisfy these diversification requirements.

Owner Control. In some circumstances, owners of variable annuity contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Contracts, we believe that the Owner of a Contract should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Contract to bring it into conformity with applicable standards should such modification be necessary to prevent an Owner of the Contract from being treated as the owner of the underlying Separate Account assets.

Required Distributions. In order to be treated as an annuity contract for Federal income tax purposes, Section 72(s) of the Code generally requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an Owner of the Contract (or on the death of, or change in, any primary annuitant were the Contract is owned by a non-natural person). Specifically, section 72(s) requires that (a) if any Owner dies on or after the annuity starting date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner's death; and
(b) if any Owner dies prior to the annuity starting date, the entire interest in the Contract will be distributed within five years after the date of such Owner's death. These requirements will be considered satisfied as to any portion of an Owner's interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the Owner's death. The designated beneficiary refers to a natural person designated by the Owner as a beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner.

The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts.


                               ANNUITY PROVISIONS

Computation of the Value of an Annuity Unit

The table of contractual guaranteed annuity rates is based on an assumed interest rate. The assumed interest rate is 4% for all contracts issued on or after May 1, 1982; 3.5% for tax-qualified contracts issued prior to May 1, 1982; and 3% for non-tax-qualified Contracts issued prior to May 1, 1982.

As a starting point, the value of a Separate Account Two annuity unit was established at $10.00 as of the end of the business day on January 4, 1971. For Contracts issued prior to May 1, 1982, the value of the annuity unit at the end of any subsequent business day is determined by multiplying such value for the preceding business day by the product of (a) the daily reduction factor (described below) once for each calendar day expiring between the end of the sixth preceding business day and the end of the fifth preceding business day and
(b) the net investment factor for the fifth business day preceding such business day.

The daily reduction factors referred to above are .99989256 for all contracts issued on or after May 1, 1982; .99990575 for tax-qualified contracts issued prior to May 1, 1982; and .99991902 for non-tax-qualified contracts issued before May 1, 1982.

These daily reduction factors are necessary to neutralize the assumed net investment rate built into the annuity tables. Calculations are performed as of the fifth preceding business day to permit calculation of amounts and the mailing of checks in advance of their due date.

This may be illustrated by the following hypothetical example. Assuming that the net investment factor for the fifth preceding business day was 1.00176027, and assuming that the annuity unit value for the preceding business day was $10.20, then the annuity unit for the current business day is $10.22, determined as follows:

                      1.00176027          $10.200000
                     X .99989256         X 1.00165264
                    ----------------   -----------------
                      1.00165264          $10.216857

Determination of the Amount of the First Annuity Installment

When annuity installments begin, the accumulated value of the Contract is established. This is the sum of the products of the values of an accumulation unit in each Fund on the fifth business day preceding the annuity commencement date and the number of accumulation units credited to the Contract as of the annuity commencement date.

The Contract contains tables indicating the dollar amount of the first annuity installment under each form of variable annuity for each $1,000 of value of the Contract. The amount of the first annuity installment depends on the option chosen and the sex (if applicable) and age of the annuitant.

The first annuity installment is determined by multiplying the benefit per $1,000 of value shown in the tables in the contract by the number of thousands of dollars of accumulated value of the contract (individual account).

If a greater first installment would result, General American will compute the first installment on the same mortality basis as is used in determining such installments under individual variable annuity contracts then being issued for a similar class of annuitants.

Determination of the Fluctuating Values of the Annuity Installments

The dollar amount of the first annuity installment, determined as described above, is translated into annuity units by dividing that dollar amount by the value of an annuity unit on the due date of the first annuity installment. The number of annuity units remains fixed and the amount of each subsequent annuity installment is determined by multiplying this fixed number of annuity units by the value of an annuity unit on the date the installment is due.

If in any month after the first the application of the above net investment factors produces a net investment increment exactly equivalent to the assumed annualized rate of 4%, then the payment in that month will not change. Since it is unlikely that it will be exactly equivalent, installments will vary up or down depending upon whether such investment increment is greater or less than the assumed annualized rate of 4%. A higher assumption would mean a higher initial annuity payment but a more slowly rising series of subsequent annuity payments (or a more rapidly falling series of subsequent annuity payments if the value of an annuity unit is decreasing). A lower assumption would have the opposite effect.

Fixed Annuity

A fixed annuity is a series of payments made during the annuity period which are guaranteed as to dollar amount by the Company and do not vary with the investment experience of the Separate Account. The general account value as of the annuity calculation date will be used to determine the fixed annuity monthly payment. The first monthly annuity payment will be based upon the annuity option elected and the appropriate annuity option table. Fixed annuity payments will remain level.


                                 GENERAL MATTERS

Participating

The Contracts share in General American's divisible surplus while they are in force prior to the annuity commencement date. Each year General American will determine the share of divisible surplus, if any, accruing to the Contracts. Investment results are credited directly through the changes in the value of the accumulation units and annuity units. Also, most mortality and expense savings are credited directly through decreases in the appropriate charges. Therefore, the Company expects little or no divisible surplus to be credited to a contract.

If any divisible surplus is credited to a contract, the Contract Owner may choose to take the distribution in cash, reduce the stipulated payment, or leave the distribution with General American to accumulate with interest.

Joint Annuitant

The contract owner may, by written request at least 30 days prior to the annuity commencement date, name a joint annuitant. An annuitant or joint annuitant may not be replaced. The annuity commencement date shall be specified in the application. If the annuitant or joint annuitant dies after the annuity commencement date, the survivor shall be the sole annuitant. Another joint annuitant may not be designated. Payment to a beneficiary shall not be made until the death of the surviving annuitant.

Incorrect Age or Sex

If the age at issue or sex of the annuitant as shown in the Contract is incorrect, any benefit payable under a supplemental agreement will be such as the premiums paid would have purchased at the correct age at issue and sex. After General American begins paying monthly income installments, appropriate adjustment will be made in any remaining installments.

Annuity Data

General American will not be liable for obligations which depend on receiving information from a payee until such information is received in a form satisfactory to General American.

Quarterly Reports

Quarterly, General American will give the contract owner a report of the current accumulated value allocated to each Fund; the current accumulated value allocated to the General Account; and any purchase payments, charges, transfers, or surrenders during that period. This report will also give the contract owner any other information required by law or regulation. The contract owner may ask for a report like this at any time. The quarterly reports will be distributed without charge. General American reserves the right to charge a fee for additional reports.

Incontestability

General American cannot contest this Contract, except for nonpayment of stipulated payments or premiums, after it has been in force during the lifetime of the Annuitant for a period of two years from the date of issue. This provision will not apply to any supplemental agreement relating to total and permanent disability benefits.

Ownership

The owner of the Contract on the contract date is the annuitant, unless otherwise specified in the application. The owner may specify a new owner by written notice at any time thereafter. During the annuitant's lifetime all rights and privileges under this Contract may be exercised solely by the owner.

Reinstatement

A Contract may be reinstated if a stipulated payment is in default and if the accumulated value has not been applied under the surrender provision. Reinstatement may be made during the lifetime of the annuitant but before the annuity date by the payment of one stipulated payment. Benefits provided by any supplemental agreement attached to this Contract may be reinstated by providing evidence of insurability satisfactory to General American. The reinstatement provisions incorporated in such supplemental agreement must be complied with.


                          SAFEKEEPING OF ACCOUNT ASSETS

Title to assets of the separate account is held by General American. The assets are kept physically segregated and held separate and apart from General American's general account assets. Records are maintained of all purchases and redemptions of eligible shares held by each of the Funds of the separate account.

                                STATE REGULATION

General American is a life insurance company organized under the laws of Missouri, and is subject to regulation by the Missouri Division of Insurance. An annual statement is filed with the Missouri Commissioner of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of General American as of December 31 of the preceding calendar year. Periodically, the Missouri Commissioner of Insurance examines the financial condition of General American, including the liabilities and reserves of the separate account.

In addition, General American is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain contract rights and provisions depends on state approval and filing and review processes. Where required by state law or regulation, the Contracts will be modified accordingly.


                               RECORDS AND REPORTS

All records and accounts relating to the separate account will be maintained by General American. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, General American will mail to all contract owners at their last known address of record, at least semi-annually, reports containing such information as may be required under that Act or by any other applicable law or regulation.


                                OTHER INFORMATION

A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments, and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.


                              FINANCIAL STATEMENTS

The financial statements of General American and the Separate Account are included herein. The consolidated financial statements of General American included herein should be considered only as bearing upon the ability of General American to meet its obligations under the Contracts.

                          INDEPENDENT AUDITOR'S REPORT

To the Contract Owners of General American Separate Account Two and the Board of Directors of General American Life Insurance Company:

     We have audited the accompanying statement of assets and liabilities of each of the Divisions (as disclosed in Note 1 to the financial statements) comprising General American Separate Account Two (the "Separate Account") of General American Life Insurance Company ("General American") as of December 31, 2003, and the related statement of operations for each of the periods in the year then ended, and statements of changes in net assets for each of the periods in the two years then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodians and the depositors of the Separate Account. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Divisions comprising the Separate Account of General American as of December 31, 2003, the results of their operations for each of the periods in the year then ended, and the changes in their net assets for each of the periods in the two years then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Tampa, Florida
April 16, 2004

                    GENERAL AMERICAN SEPARATE ACCOUNT TWO OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                              AT DECEMBER 31, 2003

                                                                                                LEHMAN
                                                                              STATE STREET     BROTHERS
                                                                 METLIFE        RESEARCH       AGGREGATE
                                                               STOCK INDEX    MONEY MARKET    BOND INDEX
                                                                DIVISION        DIVISION       DIVISION
                                                              -------------   ------------   -------------
ASSETS:
INVESTMENTS AT VALUE:
METROPOLITAN SERIES FUND, INC. ("METROPOLITAN FUND")
MetLife Stock Index Portfolio
 (1,369,364 shares; cost $32,320,270).......................   $40,327,772     $       --     $       --
State Street Research Money Market Portfolio
 (17,065 shares; cost $1,706,455)...........................            --      1,706,461             --
Lehman Brothers Aggregate Bond Index Portfolio
 (379,217 shares; cost $4,077,224)..........................            --             --      4,144,846
State Street Research Large Cap Value Portfolio
 (1,266,751 shares; cost $10,226,055).......................            --             --             --
State Street Research Diversified Portfolio
 (1,003,828 shares; cost $13,098,887).......................            --             --             --
FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS ("FIDELITY
 FUNDS")
VIP Equity-Income Portfolio
 (632,321 shares; cost $13,967,098).........................            --             --             --
VIP Growth Portfolio
 (731,042 shares; cost $27,842,098).........................            --             --             --
VIP Overseas Portfolio
 (302,720 shares; cost $5,728,260)..........................            --             --             --
                                                               -----------     ----------     ----------
Total Investments...........................................    40,327,772      1,706,461      4,144,846
Cash and Accounts Receivable................................                            5             --
                                                               -----------     ----------     ----------
Total Assets................................................    40,327,772      1,706,466      4,144,846
LIABILITIES:
Due to General American Insurance Company...................         5,839             --        299,023
                                                               -----------     ----------     ----------
NET ASSETS..................................................   $40,321,933     $1,706,466     $3,845,823
                                                               ===========     ==========     ==========
Outstanding Units (In Thousands)............................           791             91            142
Unit Values.................................................   $     50.95     $    18.83     $    27.02

                       See Notes to Financial Statements

      STATE STREET        STATE STREET
     RESEARCH LARGE         RESEARCH            VIP            VIP          VIP
        CAP VALUE         DIVERSIFIED      EQUITY-INCOME     GROWTH       OVERSEAS
        DIVISION            DIVISION         DIVISION       DIVISION      DIVISION
    -----------------   ----------------   -------------   -----------   ----------
                   --     $        --       $        --    $        --   $       --
    $
                                   --                --             --           --
                   --
                                   --                --             --           --
                   --
                                   --                --             --           --
           13,516,236
                           15,187,920                --             --           --
                   --
                                   --        14,657,200             --           --
                   --
                                   --                --     22,691,544           --
                   --
                                   --                --             --    4,719,407
                   --
    -----------------     -----------       -----------    -----------   ----------
           13,516,236      15,187,920        14,657,200     22,691,544    4,719,407
                   --                             7,253             --
    -----------------     -----------       -----------    -----------   ----------
           13,516,236      15,187,920        14,664,453     22,691,544    4,719,407
               23,606           1,232                              504        1,334
    -----------------     -----------       -----------    -----------   ----------
    $      13,492,630     $15,186,688       $14,664,453    $22,691,040   $4,718,073
    =================     ===========       ===========    ===========   ==========
                  216             399               579          1,002          320
    $50.06 to $106.02     $     38.02       $     25.28    $     22.65   $    14.76

                       See Notes to Financial Statements

                    GENERAL AMERICAN SEPARATE ACCOUNT TWO OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                                                                         STATE STREET                            LEHMAN BROTHERS
                                METLIFE STOCK      S & P 500 INDEX      RESEARCH MONEY        MONEY MARKET       AGGREGATE BOND
                               INDEX DIVISION          DIVISION         MARKET DIVISION         DIVISION         INDEX DIVISION
                              -----------------   ------------------   -----------------   ------------------   -----------------
                               FOR THE PERIOD       FOR THE PERIOD      FOR THE PERIOD       FOR THE PERIOD      FOR THE PERIOD
                              APRIL 28, 2003 TO   JANUARY 1, 2003 TO   APRIL 28, 2003 TO   JANUARY 1, 2003 TO   APRIL 28, 2003 TO
                              DECEMBER 31, 2003     APRIL 27, 2003     DECEMBER 31, 2003     APRIL 27, 2003     DECEMBER 31, 2003
                              -----------------   ------------------   -----------------   ------------------   -----------------
INVESTMENT (LOSS) INCOME:
Income:
 Dividends..................     $       --          $    317,720           $11,522             $  8,431            $     --
 Expenses...................        146,542               213,804             7,505               16,101              14,795
                                 ----------          ------------           -------             --------            --------
Net investment (loss)
 income.....................       (146,542)              103,916             4,017               (7,670)            (14,795)
                                 ----------          ------------           -------             --------            --------
NET REALIZED AND UNREALIZED
 GAINS (LOSSES) ON
 INVESTMENTS:
Net realized (losses) gains
 on security transactions...        338,256           (22,189,546)               (3)             (10,343)                330
Change in net unrealized
 appreciation (depreciation)
 on investments for the
 period.....................      8,007,502            22,734,954                 6               11,194              67,622
                                 ----------          ------------           -------             --------            --------
Net realized and unrealized
 gains on investments.......      8,345,758               545,408                 3                  851              67,952
                                 ----------          ------------           -------             --------            --------
NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 OPERATIONS.................     $8,199,216          $    649,324           $ 4,020             $ (6,819)           $ 53,157
                                 ==========          ============           =======             ========            ========

                       See Notes to Financial Statements

                            STATE STREET                               STATE STREET
        BOND INDEX         RESEARCH LARGE       MANAGED EQUITY           RESEARCH          ASSET ALLOCATION    VIP EQUITY-INCOME
         DIVISION        CAP VALUE DIVISION        DIVISION        DIVERSIFIED DIVISION        DIVISION            DIVISION
    ------------------   ------------------   ------------------   --------------------   ------------------   -----------------
      FOR THE PERIOD       FOR THE PERIOD       FOR THE PERIOD        FOR THE PERIOD        FOR THE PERIOD          FOR THE
    JANUARY 1, 2003 TO   APRIL 28, 2003 TO    JANUARY 1, 2003 TO    APRIL 28, 2003 TO     JANUARY 1, 2003 TO      YEAR ENDED
      APRIL 27, 2003     DECEMBER 31, 2003      APRIL 27, 2003      DECEMBER 31, 2003       APRIL 27, 2003     DECEMBER 31, 2003
    ------------------   ------------------   ------------------   --------------------   ------------------   -----------------
        $  73,367            $   93,246          $    57,970             $       --          $   101,395          $  240,537
           29,050                43,728               65,459                 58,293               92,920             132,350
        ---------            ----------          -----------             ----------          -----------          ----------
           44,317                49,518               (7,489)               (58,293)               8,475             108,187
        ---------            ----------          -----------             ----------          -----------          ----------
          391,411               167,042           (6,130,474)               187,702           (5,753,158)           (408,147)
         (379,380)            3,290,181            6,243,358              2,089,033            6,168,863           3,599,622
        ---------            ----------          -----------             ----------          -----------          ----------
           12,031             3,457,223              112,884              2,276,735              415,705           3,191,475
        ---------            ----------          -----------             ----------          -----------          ----------
        $  56,348            $3,506,741          $   105,395             $2,218,442          $   424,180          $3,299,662
        =========            ==========          ===========             ==========          ===========          ==========


                              VIP OVERSEAS
     VIP GROWTH DIVISION        DIVISION
     -------------------   -------------------
           FOR THE               FOR THE
         YEAR ENDED            YEAR ENDED
      DECEMBER 31, 2003     DECEMBER 31, 2003
     -------------------   -------------------
         $    56,862           $   33,015
             204,717               38,016
         -----------           ----------
            (147,855)              (5,001)
         -----------           ----------
          (1,490,345)            (334,198)
           7,287,636            1,766,566
         -----------           ----------
           5,797,291            1,432,368
         -----------           ----------
         $ 5,649,436           $1,427,367
         ===========           ==========

                       See Notes to Financial Statements

                    GENERAL AMERICAN SEPARATE ACCOUNT TWO OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                             STATE STREET RESEARCH
                             METLIFE STOCK INDEX     S & P 500 INDEX      S & P 500 INDEX        MONEY MARKET
                                   DIVISION              DIVISION            DIVISION              DIVISION
                             --------------------   ------------------   -----------------   ---------------------
                                FOR THE PERIOD        FOR THE PERIOD          FOR THE           FOR THE PERIOD
                              APRIL 28, 2003 TO     JANUARY 1, 2003 TO      YEAR ENDED         APRIL 28, 2003 TO
                              DECEMBER 31, 2003       APRIL 27, 2003     DECEMBER 31, 2002     DECEMBER 31, 2003
                             --------------------   ------------------   -----------------   ---------------------
INCREASE (DECREASE) IN NET
 ASSETS
From operations:
 Net investment (loss)
  income...................      $  (146,542)          $    103,916        $    253,229           $    4,017
 Net realized gains
  (losses) on
  investments..............          338,256            (22,189,546)            977,564                   (3)
 Change in net unrealized
  appreciation
  (depreciation) on
  investments..............        8,007,502             22,734,954         (12,874,384)                   6
                                 -----------           ------------        ------------           ----------
 Net increase (decrease) in
  net assets resulting
  from operations..........        8,199,216                649,324         (11,643,591)               4,020
                                 -----------           ------------        ------------           ----------
From capital transactions:
 Net premiums..............           88,954                534,765             778,366                2,735
 Net redemptions...........         (726,636)            (3,376,435)         (5,379,262)            (182,838)
                                 -----------           ------------        ------------           ----------
 Total net redemptions.....         (637,682)            (2,841,670)         (4,600,896)            (180,103)
 Net division transfers....       32,760,399            (33,128,146)         (1,918,514)           1,882,549
                                 -----------           ------------        ------------           ----------
 Net increase (decrease) in
  net assets resulting
  from capital
  transactions.............       32,122,717            (35,969,816)         (6,519,410)           1,702,446
                                 -----------           ------------        ------------           ----------
NET CHANGE IN NET ASSETS...       40,321,933            (35,320,492)        (18,163,001)           1,706,466
NET ASSETS, BEGINNING OF
 PERIOD....................               --             35,320,492          53,483,493                   --
                                 -----------           ------------        ------------           ----------
NET ASSETS, END OF PERIOD..      $40,321,933           $         --        $ 35,320,492           $1,706,466
                                 ===========           ============        ============           ==========

                                                                         LEHMAN BROTHERS
                                MONEY MARKET         MONEY MARKET      AGGREGATE BOND INDEX       BOND INDEX
                                  DIVISION             DIVISION              DIVISION              DIVISION
                             ------------------   ------------------   --------------------   ------------------
                               FOR THE PERIOD          FOR THE            FOR THE PERIOD        FOR THE PERIOD
                             JANUARY 1, 2003 TO       YEAR ENDED        APRIL 28, 2003 TO     JANUARY 1, 2003 TO
                               APRIL 27, 2003     DECEMBER 31, 2002     DECEMBER 31, 2003       APRIL 27, 2003
                             ------------------   ------------------   --------------------   ------------------
INCREASE (DECREASE) IN NET
 ASSETS
From operations:
 Net investment (loss)
  income...................     $    (7,670)         $    49,897            $  (14,795)          $    44,317
 Net realized gains
  (losses) on
  investments..............         (10,343)              31,438                   330               391,411
 Change in net unrealized
  appreciation
  (depreciation) on
  investments..............          11,194              (64,580)               67,622              (379,380)
                                -----------          -----------            ----------           -----------
 Net increase (decrease) in
  net assets resulting
  from operations..........          (6,819)              16,755                53,157                56,348
                                -----------          -----------            ----------           -----------
From capital transactions:
 Net premiums..............          32,230               61,951                 6,105                74,370
 Net redemptions...........        (614,628)          (1,409,737)             (175,045)             (528,162)
                                -----------          -----------            ----------           -----------
 Total net redemptions.....        (582,398)          (1,347,786)             (168,940)             (453,792)
 Net division transfers....      (2,014,689)            (189,772)            3,961,606            (4,324,163)
                                -----------          -----------            ----------           -----------
 Net increase (decrease) in
  net assets resulting
  from capital
  transactions.............      (2,597,087)          (1,537,558)            3,792,666            (4,777,955)
                                -----------          -----------            ----------           -----------
NET CHANGE IN NET ASSETS...      (2,603,906)          (1,520,803)            3,845,823            (4,721,607)
NET ASSETS, BEGINNING OF
 PERIOD....................       2,603,906            4,124,709                    --             4,721,607
                                -----------          -----------            ----------           -----------
NET ASSETS, END OF PERIOD..     $        --          $ 2,603,906            $3,845,823           $        --
                                ===========          ===========            ==========           ===========

                                                   STATE STREET RESEARCH
                                                      LARGE CAP VALUE
                             BOND INDEX DIVISION         DIVISION
                             -------------------   ---------------------
                                   FOR THE            FOR THE PERIOD
                                 YEAR ENDED          APRIL 28, 2003 TO
                              DECEMBER 31, 2002      DECEMBER 31, 2003
                             -------------------   ---------------------
INCREASE (DECREASE) IN NET
 ASSETS
From operations:
 Net investment (loss)
  income...................      $  190,226             $    49,518
 Net realized gains
  (losses) on
  investments..............         106,917                 167,042
 Change in net unrealized
  appreciation
  (depreciation) on
  investments..............         121,113               3,290,181
                                 ----------             -----------
 Net increase (decrease) in
  net assets resulting
  from operations..........         418,256               3,506,741
                                 ----------             -----------
From capital transactions:
 Net premiums..............         116,606                  17,560
 Net redemptions...........        (413,703)               (151,196)
                                 ----------             -----------
 Total net redemptions.....        (297,097)               (133,636)
 Net division transfers....        (168,784)             10,119,525
                                 ----------             -----------
 Net increase (decrease) in
  net assets resulting
  from capital
  transactions.............        (465,881)              9,985,889
                                 ----------             -----------
NET CHANGE IN NET ASSETS...         (47,625)             13,492,630
NET ASSETS, BEGINNING OF
 PERIOD....................       4,769,232                      --
                                 ----------             -----------
NET ASSETS, END OF PERIOD..      $4,721,607             $13,492,630
                                 ==========             ===========

                       See Notes to Financial Statements.

      MANAGED EQUITY      MANAGED EQUITY     STATE STREET RESEARCH    ASSET ALLOCATION    ASSET ALLOCATION
         DIVISION            DIVISION        DIVERSIFIED DIVISION         DIVISION            DIVISION
    ------------------   -----------------   ---------------------   ------------------   -----------------
      FOR THE PERIOD          FOR THE           FOR THE PERIOD         FOR THE PERIOD          FOR THE
    JANUARY 1, 2003 TO      YEAR ENDED         APRIL 28, 2003 TO     JANUARY 1, 2003 TO      YEAR ENDED
      APRIL 27, 2003     DECEMBER 31, 2002     DECEMBER 31, 2003       APRIL 27, 2003     DECEMBER 31, 2002
    ------------------   -----------------   ---------------------   ------------------   -----------------
       $     (7,489)        $   162,213           $   (58,293)          $      8,475         $   480,646
         (6,130,474)           (404,285)              187,702             (5,753,158)         (1,542,847)
          6,243,358          (3,690,661)            2,089,033              6,168,863          (1,880,113)
       ------------         -----------           -----------           ------------         -----------
            105,395          (3,932,733)            2,218,442                424,180          (2,942,314)
       ------------         -----------           -----------           ------------         -----------
            118,698             154,851                61,779                144,663             185,928
         (1,159,536)         (1,697,570)             (130,558)            (2,591,876)         (1,520,132)
       ------------         -----------           -----------           ------------         -----------
         (1,040,838)         (1,542,719)              (68,779)            (2,447,213)         (1,334,204)
        (10,430,496)           (332,691)           13,037,025            (13,031,660)           (922,965)
       ------------         -----------           -----------           ------------         -----------
        (11,471,334)         (1,875,410)           12,968,246            (15,478,873)         (2,257,169)
       ------------         -----------           -----------           ------------         -----------
        (11,365,939)         (5,808,143)           15,186,688            (15,054,693)         (5,199,483)
                             17,174,082                    --             15,054,693          20,254,176
         11,365,939
       ------------         -----------           -----------           ------------         -----------
       $         --         $11,365,939           $15,186,688           $         --         $15,054,693
       ============         ===========           ===========           ============         ===========

     VIP EQUITY-INCOME DIVISION                 VIP GROWTH DIVISION                    VIP OVERSEAS DIVISION
-------------------------------------   -------------------------------------   -------------------------------------
     FOR THE             FOR THE             FOR THE             FOR THE             FOR THE             FOR THE
   YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
DECEMBER 31, 2003   DECEMBER 31, 2002   DECEMBER 31, 2003   DECEMBER 31, 2002   DECEMBER 31, 2003   DECEMBER 31, 2002
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------
   $   108,187         $   128,147         $  (147,855)       $   (182,693)        $   (5,001)         $    (7,784)
      (408,147)            (69,602)         (1,490,345)         (2,590,272)          (334,198)            (830,914)
     3,599,622          (3,086,813)          7,287,636          (6,951,515)         1,766,566             (201,001)
   -----------         -----------         -----------        ------------         ----------          -----------
     3,299,662          (3,028,268)          5,649,436          (9,364,480)         1,427,367           (1,039,699)
   -----------         -----------         -----------        ------------         ----------          -----------
       245,653             365,407             389,004             654,783            103,832              124,613
    (1,752,002)         (2,161,064)         (2,800,814)         (2,622,552)          (530,499)            (480,937)
   -----------         -----------         -----------        ------------         ----------          -----------
    (1,506,349)         (1,795,657)         (2,411,810)         (1,967,769)          (426,667)            (356,324)
        84,320            (514,563)            191,419          (1,043,911)            35,469             (269,968)
   -----------         -----------         -----------        ------------         ----------          -----------
    (1,422,029)         (2,310,220)         (2,220,391)         (3,011,680)          (391,198)            (626,292)
   -----------         -----------         -----------        ------------         ----------          -----------
     1,877,633          (5,338,488)          3,429,045         (12,376,160)         1,036,169           (1,665,991)
    12,786,820          18,125,308          19,261,995          31,638,155          3,681,904            5,347,895
   -----------         -----------         -----------        ------------         ----------          -----------
   $14,664,453         $12,786,820         $22,691,040        $ 19,261,995         $4,718,073          $ 3,681,904
   ===========         ===========         ===========        ============         ==========          ===========

                       See Notes to Financial Statements.

                    GENERAL AMERICAN SEPARATE ACCOUNT TWO OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2003

1.  BUSINESS

     General American Separate Account Two (the "Separate Account"), a Separate Account of General American Life Insurance Company ("General American"), was established by the board of directors of General American on October 22, 1970. The Separate Account was reorganized as a unit investment trust, registered January 25, 1971 under the Investment Company Act of 1940, as amended, pursuant to a plan of reorganization approved by its contract owners on February 23, 1988 and exists in accordance with the regulations of the Missouri Insurance Department. To provide Separate Account contract owners the opportunity to invest in a more diversified mutual fund portfolio, four additional Divisions were established on this date. Existing contract owner's units in the Separate Account remained unchanged after the reorganization. The Separate Account supports annuity Contracts which may be qualified or non-qualified for tax purposes.

     The Separate Account is divided into eight Divisions. Each Division invests exclusively in shares of a corresponding Investment Fund (with the same name) of the Metropolitan Fund and Fidelity Fund. For convenience, the underlying Funds may also be referred to as "portfolios" or "underlying portfolios."

     The assets of the Separate Account are registered in the name of General American. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from General American's other assets and liabilities. The portion of the Separate Account assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business General American may conduct.

     The table below represents the Divisions within the Separate Account:

MetLife Stock Index Division                State Street Research Diversified
                                            Division
State Street Research Money Market          VIP Equity-Income Division
  Division
Lehman Brothers Aggregate Bond Index        VIP Growth Division
  Division
State Street Research Large Cap Value       VIP Overseas Division
  Division

2.  SIGNIFICANT ACCOUNTING POLICIES

     The financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America for variable annuity separate accounts registered as unit investment trusts.

  A.  VALUATION OF INVESTMENTS

     Investments are made in the portfolios of the Metropolitan Fund and Fidelity Fund and are valued at the reported net asset values of these portfolios. The investments of the Funds are valued at fair value. Money market fund investments are valued utilizing the amortized cost method of valuation.

  B.  SECURITY TRANSACTIONS

     Purchases and sales are recorded on the trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold. Income from dividends, and gains from realized gain distributions, are recorded on the ex-dividend date.

  C.  FEDERAL INCOME TAXES

     The operations of the Separate Account are included in the Federal income tax return of General American, which is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, General American does not expect to incur Federal income taxes on the earnings

                    GENERAL AMERICAN SEPARATE ACCOUNT TWO OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2003

  C.  FEDERAL INCOME TAXES (CONTINUED)

of the Separate Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Separate Account for Federal income taxes. General American will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any Federal income taxes that would be attributed to the contracts.

  D.  USE OF ESTIMATES

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

  E.  PURCHASE PAYMENTS

     Purchase payments received by General American are credited as Accumulation or Annuity units as of the end of the valuation period in which received. In states which charge premium taxes, the taxes are withdrawn from the purchase payment or the accumulated value of the contract.

3.  EXPENSES

     General American assumes the mortality and expense risks under the contracts for which the Separate Account is charged a daily rate of .002740% of net assets of each Division of the Separate Account, which equals an annual rate of 1% for those net assets. General American also provides certain administrative services related to operating the Separate Account. For contracts issued prior to the date of reorganization (February 23, 1988) and that are invested in the Managed Equity Division, daily adjustments to values in the Separate Account are made to fully offset the effect of a $10.00 administrative fee charged to the Managed Equity Division by General American. Additionally, for Contracts issued prior to May 1, 1992, there is an administrative charge of $10.00 per year, and a $5.00 charge is imposed whenever funds are transferred between the General Account and the Separate Account.

     Under Separate Account contractual arrangements, General American is entitled to collect payment for sales charges and annuity taxes. Variable annuity contracts written prior to May 1, 1982 have a front-end sales charge of 4.75% applied to each contribution. Contracts written after April 30, 1982 are subject to a contingent deferred sales charge upon surrender of the contract or partial withdrawal of funds. The sales charge is 9% during the first contract year, decreasing by 1% per year thereafter; the contingent deferred sales charge is waived in the event of death, disability or annuitization after the fifth contract year.

                    GENERAL AMERICAN SEPARATE ACCOUNT TWO OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2003

4.  PURCHASES AND SALES OF INVESTMENTS

     The cost of purchases and proceeds from sales of investments for the year ended December 31, 2003 were as follows:

                                                              PURCHASES    SALES
                                                              ---------   -------
                                                                (IN THOUSANDS)
MetLife Stock Index Division*...............................   $35,116    $ 3,134
S&P 500 Index Division**....................................       569     36,434
State Street Research Money Market Division*................     2,984      1,277
Money Market Division**.....................................       283      2,887
Lehman Brothers Aggregate Bond Index Division*..............     5,124      1,047
Bond Index Division**.......................................       199      4,933
State Street Research Large Cap Division*...................    11,370      1,311
Managed Equity Division**...................................       123     11,602
State Street Research Diversified Division*.................    15,302      2,390
Asset Allocation Division**.................................       236     15,705
VIP Equity-Income Division..................................       714      2,036
VIP Growth Division.........................................       897      3,265
VIP Overseas Division.......................................       190        585
                                                               -------    -------
Total.......................................................   $73,107    $86,606
                                                               =======    =======

---------------

 * For the period April 28, 2003 to December 31, 2003

** For the period January 1, 2003 to April 27, 2003

                      (This page intentionally left blank)

                    GENERAL AMERICAN SEPARATE ACCOUNT TWO OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2003

5.  CHANGES IN OUTSTANDING UNITS

     The changes in units outstanding for the years ended December 31, 2003, 2002 and 2001 were as follows:

                                          METLIFE                     STATE STREET RESEARCH                    LEHMAN BROTHERS
                                        STOCK INDEX   S&P 500 INDEX       MONEY MARKET        MONEY MARKET   AGGREGATE BOND INDEX
                                         DIVISION*     DIVISION**           DIVISION*          DIVISION**         DIVISION*
IN THOUSANDS                            -----------   -------------   ---------------------   ------------   --------------------
Outstanding at December 31, 2002......       --             880                 --                 138                --
Activity during 2003:
 Issued...............................      857               8                160                  15               182
 Redeemed.............................      (66)           (888)               (69)               (153)              (40)
                                            ---           -----                ---                ----               ---
Outstanding at December 31, 2003......      791              --                 91                  --               142
                                            ===           =====                ===                ====               ===
Outstanding at December 31, 2001......       --           1,028                 --                 220                --
Activity during 2002
 Issued...............................       --              95                 --                 131                --
 Redeemed.............................       --            (243)                --                (213)               --
                                            ---           -----                ---                ----               ---
Outstanding at December 31, 2002......       --             880                 --                 138                --
                                            ===           =====                ===                ====               ===
Outstanding at December 31, 2000......       --           1,181                 --                 165                --
Activity during 2001
 Issued...............................       --              40                 --                 139                --
 Redeemed.............................       --            (193)                --                 (84)               --
                                            ---           -----                ---                ----               ---
Outstanding at December 31, 2001......       --           1,028                 --                 220                --
                                            ===           =====                ===                ====               ===

---------------

 * For the period April 28, 2003 to December 31, 2003

** For the period January 1, 2003 to April 27, 2003

             STATE STREET RESEARCH                                                                    VIP          VIP        VIP
BOND INDEX      LARGE CAP VALUE      MANAGED EQUITY   STATE STREET RESEARCH   ASSET ALLOCATION   EQUITY-INCOME    GROWTH    OVERSEAS
DIVISION**         DIVISION*           DIVISION**     DIVERSIFIED DIVISION*      DIVISION**        DIVISION      DIVISION   DIVISION
----------   ---------------------   --------------   ---------------------   ----------------   -------------   --------   --------
    179                --                  248                  --                   472              652          1,119       354
      7               243                    2                 465                     5               25             50        14
   (186)              (27)                (250)                (66)                 (477)             (98)          (167)      (48)
                      ---                 ----                 ---                  ----             ----          -----      ----
     --               216                   --                 399                    --              579          1,002       320
                      ===                 ====                 ===                  ====             ====          =====      ====
    199                --                  286                  --                   540              761          1,271       406
     28                --                   13                  --                    32               33            123        51
    (48)               --                  (51)                 --                  (100)            (142)          (275)     (103)
                      ---                 ----                 ---                  ----             ----          -----      ----
    179                --                  248                  --                   472              652          1,119       354
                      ===                 ====                 ===                  ====             ====          =====      ====
    181                --                  315                  --                   609              822          1,473       482
     49                --                   33                  --                    28               41             51        17
    (31)               --                  (62)                 --                   (97)            (102)          (253)      (93)
                      ---                 ----                 ---                  ----             ----          -----      ----
    199                --                  286                  --                   540              761          1,271       406
                      ===                 ====                 ===                  ====             ====          =====      ====

                    GENERAL AMERICAN SEPARATE ACCOUNT TWO OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2003

6.  UNIT VALUES

     A summary of unit values and units outstanding for the Contracts and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for each of the three years in the period ended December 31, 2003 or lesser time period if applicable, were as follows:

                                                                                  STATE STREET RESEARCH
                                           METLIFE STOCK INDEX   S&P 500 INDEX        MONEY MARKET        MONEY MARKET
                                                DIVISION*          DIVISION**           DIVISION*          DIVISION**
                                           -------------------   --------------   ---------------------   ------------
2003
Units (In Thousands).....................           791                  --                  91                  --
Unit Fair Value Lowest to Highest(1).....       $ 50.95              $   --              $18.83              $   --
Net Assets (In Thousands)................       $40,322              $   --              $1,706              $   --
Investment Income Ratio(2)...............          0.00%               0.93%               0.62%               0.37%
Expense Ratio(1)(3)......................          1.00%               1.00%               1.00%               1.00%
Total Return Lowest to Highest(1)(4).....  21.93% to 22.05%      2.18% to 2.28%           -0.17%               0.03%
2002
Units (In Thousands).....................         --                    880                  --                 138
Unit Fair Value Lowest to Highest(1).....       $ --                $ 40.14              $   --              $18.86
Net Assets (In Thousands)................       $ --                $35,320              $   --              $2,604
Investment Income Ratio(2)...............         --                   1.58%                 --                2.80%
Expense Ratio(1)(3)......................         --                   1.00%                 --                1.00%
Total Return Lowest to Highest(1)(4).....         --                 -22.88%                 --                0.64%
2001
Units (In Thousands).....................         --                  1,028                  --                 220
Unit Fair Value Lowest to Highest(1).....       $ --                $ 52.05              $   --              $18.74
Net Assets (In Thousands)................       $ --                $53,484              $   --              $4,125
Investment Income Ratio(2)...............         --                   0.00%                 --                0.00%
Expense Ratio(1)(3)......................         --                   1.00%                 --                1.00%
Total Return Lowest to Highest(1)(4).....         --                 -12.87%                 --                3.02%

---------------

(1) General American sells a number of variable annuity products which have unique combinations of features and fees that are charged against the policy owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

(2) These amounts represent the dividends, excluding distributions of capital gains, received by the Division from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying portfolio in which the Divisions invest.

(3) These amounts represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges that are made directly to contract owner accounts through the redemption of units, and the expenses of the underlying portfolio, are excluded.

(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying portfolio, and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

  * For the period April 28, 2003 to December 31, 2003

 ** For the period January 1, 2003 to April 27, 2003

LEHMAN BROTHERS                   STATE STREET
AGGREGATE BOND    BOND INDEX   RESEARCH LARGE CAP     MANAGED EQUITY
INDEX DIVISION*   DIVISION**    VALUE DIVISION*         DIVISION**
---------------   ----------   ------------------   ------------------
       142              --            216                   --
    $27.02          $   --     $50.06 to $106.02          $ --
    $3,846          $   --        $13,493                 $ --
      0.00%           1.62%          0.78%                0.53%
      1.00%           1.00%          1.00%                1.00%
      1.08%           1.56%    30.32% to 30.54%       1.32% to 1.36%
        --             179            --                   248
    $   --          $26.32          $ --             $37.22 to $78.66
    $   --          $4,722          $ --               $11,366
        --            5.15%           --                  2.09%
        --            1.00%           --                  1.00%
        --            9.62%           --            -23.98% to -23.90%
        --             199            --                   286
    $   --          $24.01          $ --          $48.96 to $103.37
    $   --          $4,769          $ --               $17,174
        --            0.00%           --                  0.00%
        --            1.00%           --                  1.00%
        --            7.33%           --              0.80% to 0.90%

                    GENERAL AMERICAN SEPARATE ACCOUNT TWO OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2003

                                                                                      VIP          VIP         VIP
                                      STATE STREET RESEARCH   ASSET ALLOCATION   EQUITY-INCOME    GROWTH     OVERSEAS
                                      DIVERSIFIED DIVISION*      DIVISION**        DIVISION      DIVISION    DIVISION
                                      ---------------------   ----------------   -------------   --------    --------
2003
Units (In Thousands)................             399                   --               579        1,002         320
Unit Fair Value Lowest to
  Highest(1)........................         $ 38.02              $    --           $ 25.28      $ 22.65     $ 14.76
Net Assets (In Thousands)...........         $15,187              $    --           $14,664      $22,691     $ 4,718
Investment Income Ratio(2)..........            0.00%                0.72%             1.75%        0.27%       0.79%
Expense Ratio(1)(3).................            1.00%                1.00%             1.00%        1.00%       1.00%
Total Return Lowest to
  Highest(1)(4).....................           14.20%                3.19%            29.04%       31.53%      41.95%
2002
Units (In Thousands)................              --                  472               652        1,119         354
Unit Fair Value Lowest to
  Highest(1)........................         $    --              $ 31.95           $ 19.59      $ 17.22     $ 10.40
Net Assets (In Thousands)...........         $    --              $15,055           $12,787      $19,262     $ 3,682
Investment Income Ratio(2)..........              --                 3.77%             1.82%        0.26%       0.83%
Expense Ratio(1)(3).................              --                 1.00%             1.00%        1.00%       1.00%
Total Return Lowest to
  Highest(1)(4).....................              --               -14.94%           -17.79%      -30.82%     -21.09%
2001
Units (In Thousands)................              --                  540               761        1,271         406
Unit Fair Value Lowest to
  Highest(1)........................         $    --              $ 37.56           $ 23.83      $ 24.89     $ 13.18
Net Assets (In Thousands)...........         $    --              $20,254           $18,125      $31,638     $ 5,348
Investment Income Ratio(2)..........              --                 0.00%             1.93%        0.09%       6.41%
Expense Ratio(1)(3).................              --                 1.00%             1.00%        1.00%       1.00%
Total Return Lowest to
  Highest(1)(4).....................              --                -7.49%            -5.88%      -18.47%     -21.92%

---------------

(1) General American sells a number of variable annuity products which have unique combinations of features and fees that are charged against the policy owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

(2) These amounts represent the dividends, excluding distributions of capital gains, received by the Division from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying portfolio in which the Divisions invest.

(3) These amounts represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges that are made directly to contract owner accounts through the redemption of units, and the expenses of the underlying portfolio, are excluded.

(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying portfolio, and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

  * For the period April 28, 2003 to December 31, 2003

 ** For the period January 1, 2003 to April 27, 2003

                    GENERAL AMERICAN SEPARATE ACCOUNT TWO OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2003

7.  CHANGE OF PORTFOLIO NAME, PORTFOLIO MERGERS AND PORTFOLIO SUBSTITUTIONS.

     Effective April 28, 2003, the Money Market Portfolio of the General American Capital Company merged into the State Street Research Money Market Series of the New England Zenith Fund and the S&P 500 Index Portfolio, Bond Index Portfolio, Managed Equity Portfolio and the Asset Allocation Portfolio of the General American Capital Company merged into the MetLife Stock Index Portfolio, Lehman Brothers Aggregate Bond Index Portfolio, State Street Research Large Cap Value Portfolio, and the State Street Research Diversified Portfolio of the Metropolitan Fund, respectively.

     Effective May 1, 2003, all series of the New England Zenith Fund became newly organized portfolios of the Metropolitan Fund. The reorganization had no effect on the investment objectives, policies, or advisory fees of any series, nor was there any change in investment adviser or sub-adviser.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

             CONSOLIDATED FINANCIAL STATEMENTS FOR THE YEARS ENDED
                        DECEMBER 31, 2003, 2002 AND 2001
                                      AND
                          INDEPENDENT AUDITORS' REPORT

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Stockholder of
General American Life Insurance Company:

     We have audited the accompanying consolidated balance sheets of General American Life Insurance Company and Subsidiaries ("General American" or the "Company") as of December 31, 2003 and 2002, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2003. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of General American as of December 31, 2003 and 2002, and the consolidated results of their operations and its consolidated cash flows for each of the three years in the period ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

     As discussed in Note 1, the Company changed its method of accounting for embedded derivatives in certain insurance products as required by new accounting guidance which became effective on October 1, 2003, and recorded the impact as a cumulative effect of a change in accounting principle. In addition, as of January 1, 2002, the Company changed its method of accounting for goodwill and other intangible assets to conform to statement of Financial Accounting Standards No. 142.

DELOITTE & TOUCHE LLP

Tampa, Florida
April 8, 2004

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2003 AND 2002
             (DOLLARS IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)

                                                               2003      2002
                                                              -------   -------
ASSETS
Investments:
  Fixed maturities available-for-sale, at fair value
     (amortized cost: $11,013 and $8,968, respectively).....  $11,695   $ 9,440
  Equity securities, at fair value (cost: $156 and $121,
     respectively)..........................................      167       121
  Mortgage loans on real estate.............................      953       852
  Policy loans..............................................    2,576     2,488
  Real estate and real estate joint ventures
     held-for-investment....................................       71        66
  Real estate held-for-sale.................................       --        25
  Other limited partnership interests.......................       41        53
  Short-term investments....................................       90       108
  Other invested assets.....................................    2,847     2,090
                                                              -------   -------
          Total investments.................................   18,440    15,243
Cash and cash equivalents...................................      369       398
Accrued investment income...................................      154       140
Premiums and other receivables..............................    2,182     1,803
Deferred policy acquisition costs...........................    2,639     1,775
Other assets................................................      331       469
Separate account assets.....................................    3,324     3,090
                                                              -------   -------
          Total assets......................................  $27,439   $22,918
                                                              =======   =======

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Future policy benefits....................................  $ 8,174   $ 6,937
  Policyholder account balances.............................    7,889     6,889
  Other policyholder funds..................................    1,734     1,185
  Policyholder dividends payable............................      126       125
  Short-term debt...........................................       --        19
  Long-term debt............................................      501       431
  Shares subject to mandatory redemption....................      158        --
  Current income taxes payable..............................       40        77
  Deferred income taxes payable.............................      456       289
  Payables under securities loaned transactions.............    1,179       679
  Other liabilities.........................................    1,439     1,059
  Separate account liabilities..............................    3,324     3,090
                                                              -------   -------
          Total liabilities.................................   25,020    20,780
                                                              -------   -------
Company-obligated mandatorily redeemable securities of
  subsidiary trusts.........................................       --       158
                                                              -------   -------
Stockholder's Equity:
  Preferred stock, par value $1,000 per share; 110,000
     shares authorized; 93,402 shares issued and outstanding
     at December 31, 2003...................................       93        --
  Common stock, par value $1.00 per share; 5,000,000 shares
     authorized; 3,000,000 shares issued and outstanding at
     December 31, 2003 and 2002.............................        3         3
  Additional paid-in capital................................    1,746     1,594
  Retained earnings.........................................      309       207
  Accumulated other comprehensive income....................      268       176
                                                              -------   -------
          Total stockholder's equity........................    2,419     1,980
                                                              -------   -------
          Total liabilities and stockholder's equity........  $27,439   $22,918
                                                              =======   =======

          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                       CONSOLIDATED STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001
                             (DOLLARS IN MILLIONS)

                                                               2003     2002     2001
                                                              ------   ------   ------
REVENUES
Premiums....................................................  $3,038   $2,417   $2,090
Universal life and investment-type product policy fees......     272      298      261
Net investment income.......................................   1,003    1,052    1,114
Other revenues..............................................      73      116      112
Net investment gains (losses) (net of amounts allocable from
  other accounts of ($7), $19 and ($15), respectively)......      16       40        9
                                                              ------   ------   ------
          Total revenues....................................   4,402    3,923    3,586
                                                              ------   ------   ------
EXPENSES
Policyholder benefits and claims............................   2,645    2,063    1,914
Interest credited to policyholder account balances..........     361      471      422
Policyholder dividends......................................     198      209      195
Other expenses (excludes amounts directly related to net
  investment gains (losses) of ($7), $19 and ($15),
  respectively).............................................   1,049      950      958
                                                              ------   ------   ------
          Total expenses....................................   4,253    3,693    3,489
                                                              ------   ------   ------
Income from continuing operations before provision for
  income taxes..............................................     149      230       97
Provision for income taxes..................................      46       75       60
                                                              ------   ------   ------
Income from continuing operations...........................     103      155       37
Loss from discontinued operations, net of income taxes......      (1)      (5)      --
                                                              ------   ------   ------
Income before cumulative effect of change in accounting.....     102      150       37
Cumulative effect of change in accounting, net of income
  taxes.....................................................       1       --       --
                                                              ------   ------   ------
Net income..................................................  $  103   $  150   $   37
                                                              ======   ======   ======

          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001
                             (DOLLARS IN MILLIONS)

                                                                                           ACCUMULATED OTHER
                                                                                      COMPREHENSIVE INCOME (LOSS)
                                                                               -----------------------------------------
                                                                                                  FOREIGN      MINIMUM
                                                       ADDITIONAL              NET UNREALIZED    CURRENCY      PENSION
                                  PREFERRED   COMMON    PAID-IN     RETAINED     INVESTMENT     TRANSLATION   LIABILITY
                                    STOCK     STOCK     CAPITAL     EARNINGS   GAINS (LOSSES)   ADJUSTMENT    ADJUSTMENT   TOTAL
                                  ---------   ------   ----------   --------   --------------   -----------   ----------   ------
Balance at December 31, 2000....     $--        $3       $1,674       $111          $ 29           $(10)         $--       $1,807
  Dividends on common stock.....                                        (8)                                                    (8)
  Parents share of subsidiary's
    capital stock
    transactions................                             33                                                                33
Comprehensive income:
  Net income....................                                        37                                                     37
  Other comprehensive income:
    Unrealized investment gains,
      net of related offsets,
      reclassification
      adjustments and income
      taxes.....................                                                      53                                       53
    Foreign currency translation
      adjustments...............                                                                      2                         2
                                                                                                                           ------
    Other comprehensive
      income....................                                                                                               55
                                                                                                                           ------
  Comprehensive income..........                                                                                               92
                                     ---        --       ------       ----          ----           ----          ---       ------
Balance at December 31, 2001....      --         3        1,707        140            82             (8)          --        1,924
  Capital contributions.........                              1                                                                 1
  Sale of subsidiaries..........                           (114)                                                             (114)
  Dividends on common stock.....                                       (83)                                                   (83)
Comprehensive income:
  Net income....................                                       150                                                    150
  Other comprehensive income:
    Unrealized investment gains,
      net of related offsets,
      reclassification
      adjustments and income
      taxes.....................                                                      95                                       95
    Foreign currency translation
      adjustments...............                                                                      7                         7
                                                                                                                           ------
    Other comprehensive
      income....................                                                                                              102
                                                                                                                           ------
  Comprehensive income..........                                                                                              252
                                     ---        --       ------       ----          ----           ----          ---       ------
Balance at December 31, 2002....      --         3        1,594        207           177             (1)          --        1,980
  Issuance of preferred
    stock--by subsidiary........      93                                                                                       93
  Issuance of shares--by
    subsidiary..................                             24                                                                24
  Capital contributions.........                            131                                                               131
  Return of capital.............                             (3)                                                               (3)
  Dividends on common stock.....                                        (1)                                                    (1)
Comprehensive income:
  Net income....................                                       103                                                    103
  Other comprehensive income:
    Unrealized investment gains,
      net of related offsets,
      reclassification
      adjustments and income
      taxes.....................                                                      72                                       72
    Foreign currency translation
      adjustments...............                                                                     25                        25
    Minimum pension liability
      adjustment................                                                                                  (5)          (5)
                                                                                                                           ------
    Other comprehensive
      income....................                                                                                               92
                                                                                                                           ------
  Comprehensive income..........                                                                                              195
                                     ---        --       ------       ----          ----           ----          ---       ------
Balance at December 31, 2003....     $93        $3       $1,746       $309          $249           $ 24          $(5)      $2,419
                                     ===        ==       ======       ====          ====           ====          ===       ======

          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001
                             (DOLLARS IN MILLIONS)

                                                               2003      2002      2001
                                                              -------   -------   -------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income..................................................  $   103   $   150   $    37
  Adjustments to reconcile net income to net cash provided
     by (used in) operating activities:
     Depreciation and amortization expenses.................       16        12        31
     Amortization of premiums and accretion of discounts
       associated with investments, net.....................      (50)      (76)      (65)
     (Gains) losses from sales of investments and
       businesses, net......................................       (8)      (49)        6
     Interest credited to other policyholder account
       balances.............................................      361       471       422
     Universal life and investment-type product policy
       fees.................................................     (272)     (298)     (261)
     Change in premiums and other receivables...............     (397)     (789)     (288)
     Change in deferred policy acquisition costs, net.......     (818)     (497)     (283)
     Change in insurance-related liabilities................    1,785       856       256
     Change in income taxes payable.........................       65       148        35
     Change in other liabilities............................      179      (393)      (13)
     Other, net.............................................       37        77        53
                                                              -------   -------   -------
Net cash provided by (used in) operating activities.........    1,001      (388)      (70)
                                                              -------   -------   -------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
     Fixed maturities.......................................    5,439     5,347     2,346
     Equity securities......................................        5       107        28
     Mortgage loans on real estate..........................      167       298       221
     Real estate and real estate joint ventures.............       33        22         8
     Other limited partnership interests....................       --        --         6
  Purchases of:
     Fixed maturities.......................................   (7,404)   (6,966)   (2,894)
     Equity securities......................................      (39)      (56)      (93)
     Mortgage loans on real estate..........................     (284)      (88)      (71)
     Real estate and real estate joint ventures.............       (2)       (4)      (13)
     Other limited partnership interests....................       (2)      (16)       --
  Net change in short-term investments......................       18       (75)     (108)
  Net change in policy loans................................      (88)      (70)      (84)
  Proceeds from sales of businesses.........................       --       176        68
  Net change in payable under securities loaned
     transactions...........................................      500       679        --
  Other, net................................................     (744)     (836)     (144)
                                                              -------   -------   -------
Net cash used in investing activities.......................  $(2,401)  $(1,482)  $  (730)
                                                              -------   -------   -------

          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

              FOR THE YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001
                             (DOLLARS IN MILLIONS)

                                                               2003      2002      2001
                                                              -------   -------   -------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits...............................................  $ 2,015   $ 3,720   $ 1,932
     Withdrawals............................................   (1,092)   (1,921)   (1,513)
  Net change in short-term debt.............................      (19)       10         9
  Long-term debt issued.....................................       70         6       126
  Net proceeds from issuance of company-obligated
     mandatorily redeemable securities......................       --        --       191
  Proceeds from offering of common stock by subsidiary,
     net....................................................      398        --        --
  Dividends on common stock.................................       (1)      (83)       (8)
  Capital contribution from parent..........................       --         1        --
                                                              -------   -------   -------
Net cash provided by financing activities...................    1,371     1,733       737
                                                              -------   -------   -------
Change in cash and cash equivalents.........................      (29)     (137)      (63)
Cash and cash equivalents, beginning of year................      398       535       598
                                                              -------   -------   -------
CASH AND CASH EQUIVALENTS, END OF YEAR......................  $   369   $   398   $   535
                                                              =======   =======   =======
Supplemental disclosures of cash flow information:
Cash paid (refunded) during the year:
  Interest..................................................  $     2   $    78   $    58
                                                              =======   =======   =======
  Income taxes..............................................  $    42   $   (30)  $    38
                                                              =======   =======   =======
Non-cash transactions during the year:
  Business dispositions--assets.............................  $    --   $ 6,863   $    61
                                                              =======   =======   =======
  Business dispositions--liabilities........................  $    --   $ 6,572   $    29
                                                              =======   =======   =======
  Real estate acquired in satisfaction of debt..............  $    13   $    13   $    --
                                                              =======   =======   =======

          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF ACCOUNTING POLICIES

BUSINESS

     General American Life Insurance Company and Subsidiaries ("General American" or the "Company"), is a wholly owned subsidiary of GenAmerica Financial Corporation ("GenAmerica").

     The Company provides insurance and financial services to individual and institutional customers. The Company offers life insurance and annuities to individuals, group insurance and reinsurance. The Company distributes its products and services primarily through a nationwide network of general agencies and independent brokers. The Company is licensed to conduct business in forty-nine states, ten Canadian provinces, Puerto Rico, and the District of Columbia. Through its subsidiaries, the Company has operations in Europe, Pacific Rim countries, Latin America and Africa.

BASIS OF PRESENTATION

     The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP").

     The preparation of financial statements in conformity with GAAP requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. The critical accounting policies, estimates and related judgments underlying the Company's consolidated financial statements are summarized below. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations.

     The accompanying consolidated financial statements include the accounts of
(i) the Company, (ii) partnerships and joint ventures in which the Company has a majority voting interest or general partner interest with limited removal rights by limited partners; and (iii) variable interest entities ("VIEs") created or acquired on or after February 1, 2003 of which the Company is deemed to be the primary beneficiary. Intercompany accounts and transactions have been eliminated. The Company continued to consolidate the financial statements of Reinsurance Group of America, Incorporated ("RGA") even though its ownership percentage declined to below 50% since the Company retained control of RGA through a majority representation on RGA's Board of Directors during 2002 and 2001. The Company's ownership of RGA increased to approximately 52% in 2003 as compared to 49% in 2002. See Note 14.

     Security Equity Life Insurance Company, which was sold to Metropolitan Life Insurance Company ("Metropolitan Life") in 2002, and Cova Corporation, which was sold to MetLife, Inc. ("MetLife") in 2002, are included in the accompanying consolidated financial statements until the date of sale. See Note 14.

     In October 2001, GenAmerica contributed the common stock in GenAmerica Management Corporation ("GAMCO"), which had a value of $37 million, to General American.

     The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than minor influence over the partnership's operations, but does not have a controlling interest. The Company uses the cost method of accounting for interests in which it has a minor equity investment and virtually no influence over the partnership's operations.

     Minority interest related to consolidated entities included in other liabilities was $930 million and $606 million at December 31, 2003 and 2002, respectively.

     Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 2003 presentation.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Investments

     The Company's principal investments are in fixed maturities, equity securities, and mortgage loans on real estate, all of which are exposed to three primary sources of investment risk: credit, interest rate and market valuation. The financial statement risks are those associated with the recognition of impairments and income, as well as the determination of fair values. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the fixed maturities impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; and (vi) other subjective factors, including concentrations and information obtained from regulators and rating agencies. In addition, the earnings on certain investments are dependent upon market conditions, which could result in prepayments and changes in amounts to be earned due to changing interest rates or equity markets. The determination of fair values in the absence of quoted market values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts. In addition, the Company enters into certain structured investment transactions, real estate joint ventures and limited partnerships for which the Company may be deemed to be the primary beneficiary and, therefore, may be required to consolidate such investments. The accounting rules for the determination of the primary beneficiary are complex and require evaluation of the contractual rights and obligations associated with each party involved in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party.

     The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other-than-temporary. These adjustments are recorded as investment losses. Investment gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis.

     Mortgage loans on real estate are stated at amortized cost, net of valuation allowances. Valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Such valuation allowances are based upon the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. The Company also establishes allowances for loan loss when a loss contingency exists for pools of loans with similar characteristics based on property types and loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Valuation allowances are included in net investment gains and losses. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or where the collection of interest is not considered probable. Cash receipts on impaired loans are recorded as a reduction of the recorded investment.

     Real estate held-for-investment, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

40 years). Once the Company identifies a property that is expected to be sold within one year and commences a firm plan for marketing the property, in accordance with Statement of Financial Accounting Standards ("SFAS") No. 144 Accounting for the Impairment or Disposal of Long-Lived Assets ("SFAS 144"), the Company, if applicable, classifies the property as held-for-sale and reports the related net investment income and any resulting investment gains and losses as discontinued operations. Real estate held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs. Real estate is not depreciated while it is classified as held-for-sale. Cost of real estate held-for-investment is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. Impaired real estate is written down to estimated fair value with the impairment loss being included in net investment gains and losses. Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired upon foreclosure of commercial and agricultural mortgage loans is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

     Policy loans are stated at unpaid principal balances.

     Short-term investments are stated at amortized cost, which approximates fair value.

     Other invested assets consist principally of funds withheld at interest. Funds withheld represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements. For agreements written on a modified coinsurance basis and certain agreements written on a coinsurance basis, assets supporting the reinsured policies and equal to the net statutory reserves are withheld and continue to be legally owned by the ceding companies. Other invested assets also includes the fair value of embedded derivatives related to funds withheld and modified coinsurance contracts. The Company recognizes interest on funds withheld in accordance with the treaty terms as investment income is earned on the assets supporting the reinsured policies.

Structured Investment Transactions

     The Company participates in structured investment transactions, primarily structured notes. These transactions enhance the Company's total return of the investment portfolio principally by providing equity-based returns on debt securities through structured notes and similar type instruments.

     The Company purchases or receives beneficial interests in special purpose entities ("SPEs"), which generally acquire financial assets including corporate equities, debt securities and purchased options. The Company has not guaranteed the performance, liquidity or obligations of the SPEs and the Company's exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. The Company uses the beneficial interests as part of its risk management strategy, including asset-liability management. These SPEs are not consolidated by the Company because the Company has determined that it is not the primary beneficiary of these entities as that term is defined in Financial Accounting Standards Board ("FASB") Interpretation No. 46 (revised December 31, 2003), Consolidation of Variable Interest Entities, An Interpretation of ARB No. 51 ("FIN 46(r)"). Prior to the adoption of FIN 46(r), such SPEs were not consolidated because they did not meet the criteria for consolidation under previous accounting guidance. These beneficial interests are generally structured notes, as defined by Emerging Issues Task Force ("EITF") Issue No. 96-12, Recognition of Interest Income and Balance Sheet Classification of Structured Notes, which are included in fixed maturities, and their income is recognized using the retrospective interest method or the level yield method, as appropriate. Impairments of these beneficial interests are included in investment gains and losses.

Derivative Financial Instruments

     The Company enters into freestanding derivative transactions primarily to manage the risk associated with variability in cash flows or changes in fair values related to the Company's financial assets and liabilities or to changing fair values. The Company also engages in certain reinsurance contracts that embed derivatives. The

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES associated financial statement risk is the volatility in net income which can result from (i) changes in fair value of derivatives not qualifying as accounting hedges; (ii) ineffectiveness of designated hedges; and (iii) counterparty default. In addition, there is a risk that embedded derivatives requiring bifurcation are not identified and reported at fair value in the consolidated financial statements. Accounting for derivatives is complex, as evidenced by significant authoritative interpretations of the primary accounting standards which continue to evolve, as well as the significant judgments and estimates involved in determining fair value in the absence of quoted market values. These estimates are based on valuation methodologies and assumptions deemed appropriate in the circumstances. Such assumptions include estimated volatility and interest rates used in the determination of fair value where quoted market values are not available. The use of different assumptions may have a material effect on the estimated fair value amounts.

     The Company uses derivative instruments to manage risk through one of five principal risk management strategies, the hedging of: (i) liabilities; (ii) invested assets; (iii) portfolios of assets or liabilities; (iv) net investments in certain foreign operations; and (v) firm commitments and forecasted transactions. The Company's derivative hedging strategy employs a variety of instruments, including financial futures, financial forwards, interest rate, credit default and foreign currency swaps, foreign currency forwards, and options, including caps and floors.

     On the date the Company enters into a derivative contract, management designates the derivative as a hedge of the identified exposure (fair value, cash flow or foreign currency). If a derivative does not qualify for hedge accounting, according to SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended ("SFAS 133"), the changes in its fair value and all scheduled periodic settlement receipts and payments are reported in net investment gains or losses.

     The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk management objective and strategy for undertaking various hedge transactions. In this documentation, the Company specifically identifies the asset, liability, firm commitment, foreign operation, or forecasted transaction that has been designated as a hedged item, states how the hedging instrument is expected to hedge the risks related to the hedged item, and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method that will be used to measure hedge ineffectiveness. The Company generally determines hedge effectiveness based on total changes in fair value of a derivative instrument. The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires or is sold, terminated, or exercised; (iii) the derivative is de-designated as a hedge instrument; (iv) it is probable that the forecasted transaction will not occur; (v) a hedged firm commitment no longer meets the definition of a firm commitment; or (vi) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

     The Company designates and accounts for the following as cash flow hedges, when they have met the effectiveness requirements of SFAS 133: (i) various types of interest rate swaps to convert floating rate investments to fixed rate investments; (ii) various types of interest rate swaps to convert floating rate liabilities into fixed rate liabilities; (iii) receive U.S. dollar fixed on foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments; (iv) foreign currency forwards to hedge the exposure of future payments or receipts in foreign currencies; and (v) other instruments to hedge the cash flows of various other forecasted transactions. For all qualifying and highly effective cash flow hedges, the effective portion of changes in fair value of the derivative instrument is reported in other comprehensive income or loss. The ineffective portion of changes in fair value of the derivative instrument is reported in net investment gains or losses. Hedged forecasted transactions, other than the receipt or payment of variable interest payments, are not expected to occur more than 12 months after hedge inception.

     The Company designates and accounts for the following as fair value hedges when they have met the effectiveness requirements of SFAS 133: (i) various types of interest rate swaps to convert fixed rate investments to floating rate investments; (ii) receive U.S. dollar floating on foreign currency swaps to hedge the foreign currency

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES fair value exposure of foreign currency denominated investments; (iii) pay U.S. dollar floating on foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated liabilities, and (iv) other instruments to hedge various other fair value exposures of investments. For all qualifying and highly effective fair value hedges, the changes in fair value of the derivative instrument are reported as net investment gains or losses.

     When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair value hedge, the derivative continues to be carried on the consolidated balance sheet at its fair value, but the hedged asset or liability will no longer be adjusted for changes in fair value. When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the consolidated balance sheet at its fair value, and any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the consolidated balance sheet and recognized as a net investment gain or loss in the current period. When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative continues to be carried on the consolidated balance sheet at its fair value, and gains and losses that were accumulated in other comprehensive income or loss are recognized immediately in net investment gains or losses. When the hedged forecasted transaction is no longer probable, but is reasonably possible, the accumulated gain or loss remains in other comprehensive income or loss and is recognized when the transaction affects net income or loss; however, prospective hedge accounting for the transaction is terminated. In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the consolidated balance sheet, with changes in its fair value recognized in the current period as net investment gains or losses.

     The Company may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument.

     If it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the consolidated balance sheet at fair value and changes in their fair value are recognized in the current period in net investment gains or losses. If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the consolidated balance sheet at fair value, with changes in fair value recognized in the current period as net investment gains or losses.

Cash and Cash Equivalents

     The Company considers all investments purchased with an original maturity of three months or less to be cash equivalents.

Property, Equipment, Leasehold Improvements and Computer Software

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets. The estimated life for company occupied real estate property is generally 40 years. Estimated lives range from five to ten years for leasehold improvements and three to 15 years for all other property and equipment. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $63 million and $55 million at December 31, 2003 and 2002, respectively. Related depreciation and amortization expense was $10 million, $7 million and $8 million for the years ended December 31, 2003, 2002 and 2001, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a three-year period using the straight-line method. Accumulated amortization of capitalized software was $15 million and $26 million at December 31, 2003 and 2002, respectively. Related amortization expense was $6 million, $4 million and $6 million for the years ended December 31, 2003, 2002 and 2001, respectively.

Deferred Policy Acquisition Costs

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. These costs, which vary with and are primarily related to the production of that business, are deferred. The recovery of such costs is dependent upon the future profitability of the related business. The amount of future profit is dependent principally on investment returns in excess of the amounts credited to policyholders, mortality, morbidity, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counter parties and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns are most likely to impact the rate of amortization of such costs. The aforementioned factors enter into management's estimates of gross margins and profits, which generally are used to amortize such costs. Revisions to estimates result in changes to the amounts expensed in the reporting period in which the revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross margins and profits are less than amounts deferred. In addition, the Company utilizes the reversion to the mean assumption, a standard industry practice, in its determination of the amortization of deferred policy acquisitions cost ("DAC"), including value of business acquired ("VOBA"). This practice assumes that the expectation for long-term appreciation in equity markets is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred.

     The costs of acquiring new and renewal insurance business that vary with, and are primarily related to, the production of that business are deferred. Such costs, which consist principally of commissions, agency and policy issue expenses, are amortized with interest over the expected life of the contract for participating traditional life, universal life and investment-type products. Generally, DAC is amortized in proportion to the present value of estimated gross margins or profits from investment, mortality, expense margins and surrender charges. Interest rates are based on rates in effect at the inception or acquisition of the contracts.

     Actual gross margins or profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management utilizes the reversion to the mean assumption, a standard industry practice, in its determination of the amortization of DAC. This practice assumes that the expectation for long-term equity investment appreciation is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred. Management periodically updates these estimates and evaluates the recoverability of DAC. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is reestimated and adjusted by a cumulative charge or credit to current operations.

     DAC for non-participating traditional life, non-medical health and annuity policies with life contingencies is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance or acquisition and are consistently applied during the lives of the contracts. Deviations from estimated experience are included in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

     Policy acquisition costs related to internally replaced contracts are expensed at the date of replacement.

     VOBA, included as part of DAC, represents the present value of future profits generated from existing insurance contracts in force at the date of acquisition and is amortized over the expected policy or contract duration in relation to the estimated gross profits or premiums from such policies and contracts.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Goodwill

     The excess of cost over the fair value of net assets acquired ("goodwill") is included in other assets. On January 1, 2002, the Company adopted the provisions of SFAS No. 142, Goodwill and Other Intangible Assets, ("SFAS 142"). In accordance with SFAS 142, goodwill is not amortized but is tested for impairment at least annually to determine whether a write down of the cost of the asset is required. Impairments are recognized in operating results when the carrying amount of goodwill exceeds its implied fair value. Prior to the adoption of SFAS 142, goodwill was amortized on a straight-line basis over a period ranging from ten to 30 years and impairments were recognized in operating results when permanent diminution in value was deemed to have occurred.

     Changes in goodwill were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                               2003     2002     2001
                                                              ------   ------   ------
                                                               (DOLLARS IN MILLIONS)
Net balance at January 1....................................   $153     $200     $257
Amortization................................................     --       --      (15)
Disposition and other.......................................    (16)     (47)     (42)
                                                               ----     ----     ----
Net balance at December 31..................................   $137     $153     $200
                                                               ====     ====     ====

Future Policy Benefits

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, annuities and disability insurance. Generally, amounts are payable over an extended period of time and liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, expenses, persistency, investment returns and inflation.

     Differences between the actual experience and assumptions used in pricing these policies and in the establishment of liabilities result in variances in profit and could result in losses.

Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Premiums related to non-medical health contracts are recognized on a pro rata basis over the applicable contract term.

     Deposits related to universal life and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recognized in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Other Revenues

     Other revenues include asset management and advisory fees, broker/dealer commissions and fees, and administrative service fees. Such fees and commissions are recognized in the period in which services are performed. Other revenues also include changes in account value related to corporate-owned life insurance.

Policyholder Dividends

     Policyholder dividends are approved annually by the insurance subsidiary's board of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the insurance subsidiaries.

Participating Business

     Participating business represented approximately 27% of the Company's life insurance in-force, and 52% of the number of life insurance policies in-force, at December 31, 2003. Participating policies represented approximately 92%, 81%, and 91%, of gross insurance premiums for the years ended December 31, 2003, 2002 and 2001, respectively. The percentages indicated are calculated excluding the business of the Reinsurance Segment.

Income Taxes

     The Company and its includable life insurance subsidiaries file a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. Non-includable subsidiaries file either separate tax returns or separate consolidated tax returns. The future tax consequences of temporary differences between financial reporting and tax bases of assets and liabilities are measured at the balance sheet dates and are recorded as deferred income tax assets and liabilities.

Reinsurance

     The Company enters into reinsurance transactions as both a provider and a purchaser of reinsurance. Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously. Additionally, for each of its reinsurance contracts, the Company must determine if the contract provides indemnification against loss or liability relating to insurance risk, in accordance with applicable accounting standards. The Company must review all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. If the Company determines that a reinsurance contract does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the contract using the deposit method of accounting.

     The Company has reinsured certain of its life insurance contracts with other insurance companies under various agreements. Amounts due from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits. DAC is reduced by amounts recovered under reinsurance contracts. Amounts received from reinsurers for policy administration are reported in other revenues.

     The Company assumes and retrocedes financial reinsurance contracts, which represent low mortality risk reinsurance treaties. These contracts are reported as deposits and are included in other assets. The amount of

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES revenue reported on these contracts represents fees and the cost of insurance under the terms of the reinsurance agreement and is reported in other revenues.

Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Investments (stated at estimated fair value) and liabilities of the separate accounts are reported separately as assets and liabilities. Deposits to separate accounts, investment income and recognized and unrealized gains and losses on the investments of the separate accounts accrue directly to contractholders and, accordingly, are not reflected in the revenues of the Company. Fees charged to contractholders, principally mortality, policy administration and surrender charges, are included in universal life and investment-type products fees.

Foreign Currency

     Balance sheet accounts of foreign operations are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The local currencies of foreign operations are the functional currencies unless the local economy is highly inflationary. Translation adjustments are charged or credited directly to other comprehensive income or loss. Gains and losses from foreign currency transactions are reported in earnings.

Discontinued Operations

     The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale on or after January 1, 2002 are reported in discontinued operations if the operations and cash flows of the component have been or will be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

Application of Recent Accounting Pronouncements

     Effective December 31, 2003, the Company adopted EITF Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments ("EITF 03-01"). EITF 03-1 provides guidance on the disclosure requirements for other-than-temporary impairments of debt and marketable equity investments that are accounted for under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities ("SFAS 115"). The adoption of EITF 03-1 requires the Company to include certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS 115 that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. See Note 2. The initial adoption of EITF 03-1 did not have a material impact on the Company's consolidated financial statements.

     In December, 2003, the Financial Accounting Standards Board ("FASB") revised SFAS No. 132, Employers' Disclosures about Pensions and Other Postretirement Benefits--an Amendment of FASB Statements No. 87, 88 and 106 ("SFAS 132(r)"). SFAS 132(r) retains most of the disclosure requirements of SFAS 132 and requires additional disclosure about assets, obligations, cash flows and net periodic benefit cost of defined benefit pension plans and other defined postretirement plans. SFAS 132(r) is primarily effective for fiscal years ending after December 15, 2003; however, certain disclosures about foreign plans and estimated future benefit payments are effective for fiscal years ending after June 15, 2004. The Company's adoption of SFAS 132(r) on December 31, 2003 did not have a significant impact on its consolidated financial statements since it only revises disclosure requirements. In January 2004, the FASB issued FASB Staff Position No. 106-01, Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

("FSP 106-01") which permits a sponsor of a postretirement health care plan that provides a prescription drug benefit to make a one-time election to defer accounting for the effects of the new legislation. The Company participates in a post retirement benefit plan sponsored by MetLife, Inc. that provides a prescription drug benefit. MetLife, Inc. has elected to defer the accounting in accordance with FSP 106-1. The postretirement benefit expense allocated to the Company was not impacted by this deferral.

     In July 2003, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts ("SOP 03-1"). SOP 03-1 provides guidance on (i) the classification and valuation of long-duration contract liabilities, (ii) the accounting for sales inducements and (iii) separate account presentation and valuation. SOP 03-1 is effective for fiscal years beginning after December 15, 2003. As of January 1, 2004, the Company decreased future policyholder benefits for various guaranteed minimum death and income benefits, net of DAC and unearned revenue liability offsets under certain variable annuity and universal life contracts, by approximately $6 million, net of income tax, which will be reported as a cumulative effect of a change in accounting. Industry standards and practices continue to evolve relating to the valuation of liabilities relating to these types of benefits, which may result in further adjustments to the Company's measurement of liabilities associated with such benefits in subsequent accounting periods. Effective with the adoption of SOP 03-1, costs associated with enhanced or bonus crediting rates to contractholders must be deferred and amortized over the life of the related contract using assumptions consistent with the amortization of DAC. The initial adoption of SOP 03-1 did not have a material impact on the Company's separate account presentation and valuation.

     In May 2003, the FASB issued SFAS No. 150, Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity("SFAS 150"). SFAS 150 clarifies the accounting for certain financial instruments with characteristics of both liabilities and equity and requires that those instruments be classified as a liability or, in certain circumstances, an asset. SFAS 150 is effective for financial instruments entered into or modified after May 31, 2003 and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. The adoption of SFAS 150, as of July 1, 2003, required the Company to reclassify $158 million of company-obligated mandatorily redeemable securities of subsidiary trusts from mezzanine equity to liabilities.

     In April 2003, the FASB cleared Statement 133 Implementation Issue No. B36, Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments ("Issue B36"). Issue B36 concluded that (i) a company's funds withheld payable and/or receivable under certain reinsurance arrangements, and (ii) a debt instrument that incorporates credit risk exposures that are unrelated or only partially related to the creditworthiness of the obligor include an embedded derivative feature that is not clearly and closely related to the host contract. Therefore, the embedded derivative feature must be measured at fair value on the balance sheet and changes in fair value reported in income. Issue B36 became effective on October 1, 2003 and required the Company decrease other invested assets by $1 million and to increase DAC by $2 million. These amounts, net of income tax of $300 thousand, were recorded as a cumulative effect of a change in accounting principle. As a result of the adoption of Issue B36, the Company recognized investment gains of $8 million, net of income tax and related amortization of DAC, for the three month period ended December 31, 2003.

     In April 2003, the FASB issued SFAS No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities ("SFAS 149"). SFAS 149 amends and clarifies the accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. Except for certain implementation guidance that is incorporated in SFAS 149 and already effective, SFAS 149 is effective for contracts entered into or modified after June 30, 2003. The Company's adoption of SFAS 149 on July 1, 2003 did not have a significant impact on its consolidated financial statements.

     During 2003, the Company adopted FASB Interpretation No. 46 Consolidation of Variable Interest Entities--An Interpretation of ARB No. 51 ("FIN 46") and its December 2003 revision ("FIN 46(r)"). Certain of the Company's other limited partnership interests meet the definition of a variable interest entity ("VIE") and must be consolidated,

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES in accordance with the transition rules and effective dates, if the Company is deemed to be the primary beneficiary. A VIE is defined as (i) any entity in which the equity investments at risk in such entity do not have the characteristics of a controlling financial interest or (ii) any entity that does not have sufficient equity at risk to finance its activities without additional subordinated support from other parties. Effective February 1, 2003, the Company adopted FIN 46 for VIEs created or acquired on or after February 1, 2003 and, effective December 31, 2003, the Company adopted FIN 46(r) with respect to interests in entities formerly considered special purpose entities ("SPEs"). On March 31, 2004, the Company adopted the provisions of FIN 46(r) in its entirety. The adoption of FIN 46 as of February 1, 2003 did not have a significant impact on the Company's consolidated financial statements. The adoption of FIN 46(r) at March 31, 2004 did not require the Company to consolidate any additional VIEs that were not previously consolidated.

     Effective January 1, 2003, the Company adopted FIN No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others ("FIN 45"). FIN 45 requires entities to establish liabilities for certain types of guarantees and expands financial statement disclosures for others. The initial recognition and initial measurement provisions of FIN 45 are applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The adoption of FIN 45 did not have a significant impact on the Company's consolidated financial statements. See Note 9.

     Effective January 1, 2003, the Company adopted SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities ("SFAS 146"). SFAS 146 requires that a liability for a cost associated with an exit or disposal activity be recorded and measured initially at fair value only when the liability is incurred rather than at the date of an entity's commitment to an exit plan as required by Emerging Issues Task Force EITF Issue No. 94-3, Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity including Certain Costs Incurred in a Restructuring ("EITF 94-3"). The Company's activities subject to this guidance in 2003 were not significant.

     Effective January 1, 2003, the Company adopted SFAS No. 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections ("SFAS 145"). In addition to amending or rescinding other existing authoritative pronouncements to make various technical corrections, clarify meanings, or describe their applicability under changed conditions, SFAS 145 generally precludes companies from recording gains and losses from the extinguishment of debt as an extraordinary item. SFAS 145 also requires sale-leaseback treatment for certain modifications of a capital lease that result in the lease being classified as an operating lease. The adoption of SFAS 145 did not have a significant impact on the Company's consolidated financial statements.

     Effective January 1, 2002, the Company adopted SFAS No. 144. SFAS 144 provides a single model for accounting for long-lived assets to be disposed of by superseding SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of ("SFAS 121"), and the accounting and reporting provisions of APB Opinion No. 30, Reporting the Results of Operations--Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions ("APB 30"). Under SFAS 144, discontinued operations are measured at the lower of carrying value or fair value less costs to sell, rather than on a net realizable value basis. Future operating losses relating to discontinued operations also are no longer recognized before they occur. SFAS 144 (i) broadens the definition of a discontinued operation to include a component of an entity (rather than a segment of a business); (ii) requires long-lived assets to be disposed of other than by sale to be considered held and used until disposed; and (iii) retains the basic provisions of (a) APB 30 regarding the presentation of discontinued operations in the statements of income, (b) SFAS 121 relating to recognition and measurement of impaired long-lived assets (other than goodwill), and (c) SFAS 121 relating to the measurement of long-lived assets classified as held-for-sale. Adoption of SFAS 144 did not have a material impact on the Company's consolidated financial statements other than the presentation as discontinued operations of net investment income and net investment gains related to operations of real estate on which the Company initiated disposition activities subsequent to January 1, 2002 and the classification of such real estate as held-for-sale on the consolidated balance sheets. See Note 15.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Effective January 1, 2002, the Company adopted SFAS No. 142. SFAS 142 eliminates the systematic amortization and establishes criteria for measuring the impairment of goodwill and certain other intangible assets by reporting unit. Amortization of goodwill, prior to the adoption of SFAS 142, was $15 million for the year ended December 31, 2001. There was no amortization of other intangible assets for the year ended December 31, 2003. Amortization of other intangible assets was $1 million for both years ended December 31, 2002 and 2001. The Company completed the required impairment tests of goodwill and indefinite-lived intangible assets in the third quarter of 2002 and recorded no charge to earnings relating to the impairment of certain goodwill assets as a cumulative effect of a change in accounting. There was no impairment of identified intangible assets or significant reclassifications between goodwill and other intangible assets at January 1, 2002.

     In July 2001, the U.S. Securities and Exchange Commission ("SEC") released Staff Accounting Bulletin ("SAB") No. 102, Selected Loan Loss Allowance and Documentation Issues ("SAB 102"). SAB 102 summarizes certain of the SEC's views on the development, documentation and application of a systematic methodology for determining allowances for loan and lease losses. The application of SAB 102 by the Company did not have a material impact on the Company's consolidated financial statements.

     Effective April 1, 2001, the Company adopted certain additional accounting and reporting requirements of SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities--a Replacement of FASB Statement No. 125, relating to the derecognition of transferred assets and extinguished liabilities and the reporting of servicing assets and liabilities. The initial adoption of these requirements did not have a material impact on the Company's consolidated financial statements.

     Effective April 1, 2001, the Company adopted EITF 99-20, Recognition of Interest Income and Impairment on Certain Investments ("EITF 99-20"). This pronouncement requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and to apply specific evaluation methods to these securities for an other-than-temporary decline in value. The initial adoption of EITF 99-20 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2001, the Company adopted SFAS 133 which established new accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. The cumulative effect of the adoption of SFAS 133, as of January 1, 2001 had no material impact on the consolidated financial statements. The FASB continues to issue additional guidance relating to the accounting for derivatives under SFAS 133, which may result in further adjustments to the Company's treatment of derivatives in subsequent accounting periods.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

2.  INVESTMENTS

FIXED MATURITIES AND EQUITY SECURITIES

     Fixed maturities and equity securities at December 31, 2003 were as follows:

                                                                            GROSS
                                                              COST OR    UNREALIZED
                                                             AMORTIZED   -----------   ESTIMATED
                                                               COST      GAIN   LOSS   FAIR VALUE
                                                             ---------   ----   ----   ----------
                                                                    (DOLLARS IN MILLIONS)
Fixed Maturities:
  U.S. corporate securities................................   $ 4,767    $344   $ 60    $ 5,051
  Mortgage-backed securities...............................     1,740      36     13      1,763
  Foreign corporate securities.............................     1,505     191     10      1,686
  U.S. treasuries/agencies.................................       465       5      1        469
  Asset-backed securities..................................       621      14      3        632
  Commercial mortgage-backed securities....................       852      36      1        887
  Foreign government securities............................     1,041     149      5      1,185
  States and political subdivisions........................        22      --     --         22
                                                              -------    ----   ----    -------
     Total fixed maturities................................   $11,013    $775   $ 93    $11,695
                                                              =======    ====   ====    =======
Equity Securities:
  Common stocks............................................   $    20    $  3   $ --         23
  Nonredeemable preferred stocks...........................       136       8     --        144
                                                              -------    ----   ----    -------
     Total equity securities...............................   $   156    $ 11   $ --    $   167
                                                              =======    ====   ====    =======

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Fixed maturities and equity securities at December 31, 2002 were as follows:

                                                                            GROSS
                                                              COST OR    UNREALIZED
                                                             AMORTIZED   -----------   ESTIMATED
                                                               COST      GAIN   LOSS   FAIR VALUE
                                                             ---------   ----   ----   ----------
                                                                    (DOLLARS IN MILLIONS)
Fixed Maturities:
  U.S. corporate securities................................   $3,917     $281   $ 99     $4,099
  Mortgage-backed securities...............................    1,685       71      5      1,751
  Foreign corporate securities.............................      895      112     13        994
  U.S. treasuries/agencies.................................      373        4     --        377
  Asset-backed securities..................................      788       16     28        776
  Commercial mortgage-backed securities....................      308       25      2        331
  Foreign government securities............................      897      143      2      1,038
  States and political subdivisions........................        4       --     --          4
  Other fixed income assets................................      101        5     36         70
                                                              ------     ----   ----     ------
     Total fixed maturities................................   $8,968     $657   $185     $9,440
                                                              ======     ====   ====     ======
Equity Securities:
  Common stocks............................................   $   14     $  2   $  3     $   13
  Nonredeemable preferred stocks...........................      107        1     --        108
                                                              ------     ----   ----     ------
     Total equity securities...............................   $  121     $  3   $  3     $  121
                                                              ======     ====   ====     ======

     The Company held foreign currency derivatives with notional amounts of $4 million to hedge the exchange rate risk associated with foreign bonds and loans at December 31, 2003. The Company did not hold any foreign currency derivatives with notional amounts to hedge the exchange rate risk associated with foreign bonds and loans at December 31, 2002.

     The Company held fixed maturities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $454 million and $407 million at December 31, 2003 and 2002, respectively. These securities had a net unrealized gain of $34 million and a net unrealized loss of $42 million at December 31, 2003 and 2002, respectively. Non-income producing fixed maturities were $58 million and $40 million at December 31, 2003 and 2002, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The cost or amortized cost and estimated fair value of bonds at December 31, 2003, by contractual maturity date (excluding scheduled sinking funds), are shown below:

                                                               COST OR
                                                              AMORTIZED   ESTIMATED
                                                                COST      FAIR VALUE
                                                              ---------   ----------
                                                              (DOLLARS IN MILLIONS)
Due in one year or less.....................................   $   205     $   209
Due after one year through five years.......................     1,739       1,815
Due after five years through ten years......................     2,450       2,616
Due after ten years.........................................     3,406       3,773
                                                               -------     -------
          Subtotal..........................................     7,800       8,413
Mortgage-backed and asset-backed securities.................     3,213       3,282
                                                               -------     -------
          Total fixed maturities............................   $11,013     $11,695
                                                               =======     =======

     Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

     Sales of fixed maturities and equity securities classified as available-for-sale were as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                              2003     2002     2001
                                                             ------   ------   ------
                                                              (DOLLARS IN MILLIONS)
Proceeds...................................................  $2,731   $3,784   $2,293
Gross investment gains.....................................  $   70   $  155   $  111
Gross investment losses....................................  $  (30)  $  (87)  $ (104)

     Gross investment losses above exclude writedowns recorded during 2003, 2002 and 2001 for other-than-temporarily impaired available-for-sale fixed maturities and equity securities of $38 million, $76 million and $52 million, respectively.

     Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The following table shows the estimated fair values and gross unrealized losses of the Company's fixed maturities, aggregated by sector and length of time that the securities have been in a continuous unrealized loss position at December 31, 2003:

                                                                    EQUAL TO OR GREATER
                                           LESS THAN 12 MONTHS         THAN 12 MONTHS               TOTAL
                                          ----------------------   ----------------------   ----------------------
                                          ESTIMATED     GROSS      ESTIMATED     GROSS      ESTIMATED     GROSS
                                            FAIR      UNREALIZED     FAIR      UNREALIZED     FAIR      UNREALIZED
                                            VALUE        LOSS        VALUE        LOSS        VALUE        LOSS
                                          ---------   ----------   ---------   ----------   ---------   ----------
                                                                   (DOLLARS IN MILLIONS)
U.S. corporate securities...............   $  466        $44         $105         $16        $  571        $60
Mortgage-backed securities..............      446         10           16           3           462         13
Foreign corporate securities............      106          9            7           1           113         10
U.S. treasuries/agencies................        4          1           --          --             4          1
Asset-backed securities.................       61          1           32           2            93          3
Commercial mortgage-backed securities...      144          1            8          --           152          1
Foreign government securities...........       35          5           --          --            35          5
States and political subdivisions.......        4         --           --          --             4         --
                                           ------        ---         ----         ---        ------        ---
  Total fixed maturities................   $1,266        $71         $168         $22        $1,434        $93
                                           ======        ===         ====         ===        ======        ===

SECURITIES LENDING PROGRAM

     The Company participated in securities lending programs whereby blocks of securities, which are included in investments, are loaned to third parties, primarily major brokerage firms. The Company requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost of $1,068 million and $600 million and an estimated fair value of $1,138 million and $660 million were on loan under the program at December 31, 2003 and 2002, respectively. The Company was liable for cash collateral under its control of $1,179 million and $679 million at December 31, 2003 and 2002, respectively. Security collateral on deposit from customers may not be sold or repledged and is not reflected in the consolidated financial statements.

ASSETS ON DEPOSIT AND HELD IN TRUST

     The Company had investment assets on deposit with regulatory agencies with a fair market value of $557 million and $293 million at December 31, 2003 and 2002, respectively. The Company's securities held in trust to satisfy collateral requirements had an amortized cost of $1,446 million and $1,285 million at December 31, 2003 and 2002, respectively.

MORTGAGE LOANS ON REAL ESTATE

     Mortgage loans on real estate were categorized as follows:

                                                                   DECEMBER 31,
                                                              ----------------------
                                                                2003          2002
                                                              --------      --------
                                                              (DOLLARS IN MILLIONS)
Commercial mortgage loans...................................    $942          $856
Agricultural mortgage loans.................................      13             2
                                                                ----          ----
          Total.............................................     955           858
Less: Valuation allowances..................................       2             6
                                                                ----          ----
          Mortgage loans....................................    $953          $852
                                                                ====          ====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Mortgage loans on real estate are collateralized by properties primarily located throughout the United States. At December 31, 2003, 25%, 5% and 4% of the properties were located in California, Florida and Arizona, respectively. Generally, the Company (as the lender) requires that a minimum of one-fourth of the purchase price of the underlying real estate be paid by the borrower.

     Changes in mortgage loan valuation allowances were as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2003      2002      2001
                                                              ------    ------    ------
                                                                (DOLLARS IN MILLIONS)
Balance at January 1........................................   $  6      $ 25       $ 8
Additions (releases) charged to operations..................      9        (1)       21
Deductions for writedowns and dispositions..................    (13)      (16)       (4)
Dispositions of affiliates..................................     --        (2)       --
                                                               ----      ----       ---
Balance at December 31......................................   $  2      $  6       $25
                                                               ====      ====       ===

     A portion of the Company's mortgage loans on real estate was impaired and consisted of the following:

                                                                   DECEMBER 31,
                                                              ----------------------
                                                               2003           2002
                                                              -------        -------
                                                              (DOLLARS IN MILLIONS)
Impaired mortgage loans with valuation allowances...........    $28            $49
Impaired mortgage loans without valuation allowances........      1             25
                                                                ---            ---
          Total.............................................     29             74
Less: Valuation allowances on impaired mortgages............      1              6
                                                                ---            ---
          Impaired mortgage loans...........................    $28            $68
                                                                ===            ===

     The average investment in impaired mortgage loans on real estate was $42 million, $108 million and $57 million for the years ended December 31, 2003, 2002 and 2001, respectively. Interest income on impaired mortgage loans was $3 million, $8 million and $10 million for the years ended December 31, 2003, 2002 and 2001, respectively.

     The investment in restructured mortgage loans on real estate was $4 million and $12 million at December 31, 2003 and 2002, respectively. Interest income of $400 thousand was recognized on restructured loans for the year ended December 31, 2003. Interest income of $1 million was recognized on restructured loans for both of the years ended December 31, 2002 and 2001. Gross interest income that would have been recorded in accordance with the original terms of such loans amounted to $1 million for the years ended December 31, 2003 and 2002 respectively. There was no gross interest income that would have been recorded in accordance with the original terms of such loans for the year ended 2001.

     There were no mortgage loans on real estate with scheduled payments of 60 days (90 days for agriculture mortgages) or more past due or in foreclosure at December 31, 2003. Mortgage loans on real estate with scheduled payments of 60 days (90 days for agriculture mortgages) or more past due or in foreclosure had an amortized cost of $14 million at December 31, 2002.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

REAL ESTATE AND REAL ESTATE JOINT VENTURES

     Real estate and real estate joint ventures consisted of the following:

                                                                   DECEMBER 31,
                                                              ----------------------
                                                               2003           2002
                                                              -------        -------
                                                              (DOLLARS IN MILLIONS)
Real estate and real estate joint ventures
  held-for-investment.......................................    $75            $70
Impairments.................................................     (4)            (4)
                                                                ---            ---
          Total.............................................     71             66
                                                                ---            ---
Real estate held-for-sale...................................     --             33
Valuation allowance.........................................     --             (8)
                                                                ---            ---
          Total.............................................     --             25
                                                                ---            ---
            Real estate and real estate joint ventures......    $71            $91
                                                                ===            ===

     Accumulated depreciation on real estate was $11 million and $10 million at December 31, 2003 and 2002, respectively. The related depreciation expense was $1 million for each of the years ended December 31, 2003, 2002 and 2001. There was no depreciation expense related to discontinued operations for the year ended December 31, 2003. These amounts include $100 thousand and $300 thousand of depreciation expense related to discontinued operations for the years ended December 31, 2002 and 2001, respectively.

     Real estate and real estate joint ventures were categorized as follows:

                                                                  DECEMBER 31,
                                                       -----------------------------------
                                                             2003               2002
                                                       ----------------   ----------------
                                                       AMOUNT   PERCENT   AMOUNT   PERCENT
                                                       ------   -------   ------   -------
                                                              (DOLLARS IN MILLIONS)
Office...............................................   $51        72%     $64        70%
Retail...............................................    --        --        3         3%
Land.................................................    20        28%      23        26%
Other................................................    --        --        1         1%
                                                        ---       ---      ---       ---
          Total......................................   $71       100%     $91       100%
                                                        ===       ===      ===       ===

     The Company's real estate holdings are located throughout the United States. At December 31, 2003, 82% and 17% of the Company's real estate holdings were located in California and Colorado, respectively.

     Changes in real estate and real estate joint ventures held-for-sale valuation allowance were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2003     2002      2001
                                                              -----    -----    ------
                                                               (DOLLARS IN MILLIONS)
Balance at January 1........................................  $  8      $ 3     $   3
Additions charged to investment income......................     3       13        --
Deductions for writedowns and dispositions..................   (11)      (8)       --
                                                              ----      ---     -----
Balance at December 31......................................  $ --      $ 8     $   3
                                                              ====      ===     =====

     There was no investment expense related to impaired real estate and real estate joint ventures held-for-investment for the years ended December 31, 2003 and 2001. Investment expense related to impaired real estate and real estate joint ventures held-for-investment was $1 million for the year ended December 31, 2002. The

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES carrying value of non-income producing real estate and real estate joint ventures was $20 million and $23 million at December 31, 2003 and 2002, respectively.

     The Company did not own real estate acquired in satisfaction of debt at December 31, 2003. The Company owned real estate acquired in satisfaction of debt of $4 million at December 31, 2002.

NET INVESTMENT INCOME

     The components of net investment income were as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                              2003     2002     2001
                                                             ------   ------   ------
                                                              (DOLLARS IN MILLIONS)
Fixed maturities...........................................  $  615   $  675   $  697
Equity securities..........................................       7        8        3
Mortgage loans on real estate..............................      76      101      119
Real estate and real estate joint ventures(1)..............       7        7       11
Policy loans...............................................     170      174      172
Other limited partnership interests........................      (6)      --       --
Cash, cash equivalents and short-term investments..........      11        8       30
Other......................................................     151       94       96
                                                             ------   ------   ------
          Total............................................   1,031    1,067    1,128
Less: Investment expenses(1)...............................      28       15       14
                                                             ------   ------   ------
          Net investment income............................  $1,003   $1,052   $1,114
                                                             ======   ======   ======

---------------

(1) Excludes amounts related to real estate held-for-sale presented as discontinued operations in accordance with SFAS 144.

NET INVESTMENT GAINS (LOSSES)

     Net investment gains, including changes in valuation allowances, were as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2003      2002      2001
                                                              ------    ------    ------
                                                                (DOLLARS IN MILLIONS)
Fixed maturities............................................    $ 1      $ (9)     $(58)
Equity securities...........................................      1         1        13
Mortgage loans on real estate...............................     (8)        8       (21)
Real estate and real estate joint ventures(1)...............      1        (3)       (8)
Other limited partnership interests.........................     --         1        (6)
Sales of businesses.........................................     (3)        1        35
Derivatives(2)..............................................     19        58        16
Other.......................................................     (2)        2        23
                                                                ---      ----      ----
          Total.............................................      9        59        (6)
Amounts allocated from deferred policy acquisition costs....      7       (19)       15
                                                                ---      ----      ----
          Total net realized investment gains...............    $16      $ 40      $  9
                                                                ===      ====      ====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

---------------

(1) The amounts presented exclude amounts related to sales of real estate held-for-sale presented as discontinued operations in accordance with SFAS 144.

(2) The amounts presented include scheduled periodic settlement payments on derivative instruments that do not qualify for hedge accounting under SFAS 133.

     Investment gains and losses are net of related policyholder amounts. The amounts netted against investment gains and losses are amortization of DAC to the extent that such amortization results from investment gains and losses. This presentation may not be comparable to presentations made by other insurers.

NET UNREALIZED INVESTMENT GAINS

     The components of net unrealized investment gains, included in accumulated other comprehensive income, were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                               2003     2002     2001
                                                              ------   ------   ------
                                                               (DOLLARS IN MILLIONS)
Fixed maturities............................................  $ 675    $ 472    $ 159
Equity securities...........................................     11       --        9
Other invested assets.......................................   (100)     (29)      35
                                                              -----    -----    -----
          Total.............................................    586      443      203
                                                              -----    -----    -----
Amounts allocated from deferred policy acquisition costs....   (164)    (154)     (66)
Deferred income taxes.......................................   (173)    (112)     (55)
                                                              -----    -----    -----
          Total.............................................   (337)    (266)    (121)
                                                              -----    -----    -----
          Net unrealized investment gains...................  $ 249    $ 177    $  82
                                                              =====    =====    =====

     The changes in net unrealized investment gains were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                               2003     2002     2001
                                                              ------   ------   ------
                                                               (DOLLARS IN MILLIONS)
Balance at January 1........................................   $177     $ 82     $ 29
Unrealized investment gains (losses) during the year........    143      194       91
Unrealized investment gains (losses) relating to
     Deferred policy acquisition costs......................    (10)     (65)      (7)
Deferred income taxes.......................................    (61)     (52)     (31)
Unrealized investment gains of subsidiary at date of sale,
  net of deferred taxes.....................................     --       18       --
                                                               ----     ----     ----
Balance at December 31......................................   $249     $177     $ 82
                                                               ====     ====     ====
Net change in unrealized investment gains...................   $ 72     $ 95     $ 53
                                                               ====     ====     ====

STRUCTURED INVESTMENT TRANSACTIONS

     The Company invests in structured notes and similar type instruments, which generally provide equity-based returns on debt securities. The carrying value of such investments was approximately $52 million and $47 million at December 31, 2003 and 2002, respectively. The related income (loss) recognized was $10 million, ($2) million and $3 million for the years ended December 31, 2003, 2002 and 2001, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

VARIABLE INTEREST ENTITIES

     As discussed in Note 1, the Company has adopted provisions of FIN 46 and FIN46(r). At December 31, 2003, FIN 46(r) did not require the Company to consolidate any additional VIEs that were not previously consolidated.

     The following table presents the total assets of and maximum exposure to loss relating to VIEs that the Company has concluded that it holds significant valuable interests but it is not the primary beneficiary and which will not be consolidated:

                                                                  DECEMBER 31, 2003
                                                             ----------------------------
                                                               TOTAL     MAXIMUM EXPOSURE
                                                             ASSETS(1)      TO LOSS(2)
                                                             ---------   ----------------
                                                                (DOLLARS IN MILLIONS)
Other limited partnerships(3)..............................     $17            $10
                                                                ===            ===

---------------

(1) The assets of the other limited partnerships are reflected at the carrying amounts at which such assets would have been reflected on the Company's balance sheet had the Company consolidated the VIE from the date of its initial investment in the entity.

(2) The maximum exposure to loss relating to other limited partnerships is equal to the carrying amounts plus any unfunded commitments, reduced by amounts guaranteed by other partners.

(3) Other limited partnerships include partnerships established for the purpose of investing in public and private debt and equity securities, as well as limited partnerships established for the purpose of investing in low-income housing that qualifies for Federal tax credits.

     The Company has concluded that it is not the primary beneficiary of any VIEs, and as such, none are consolidated in its financial statements.

3.  DERIVATIVE FINANCIAL INSTRUMENTS

     The table below provides a summary of the notional amount and fair value of derivative financial instruments held at December 31, 2003 and 2002:

                                                        2003                                 2002
                                         -----------------------------------   ---------------------------------
                                                       CURRENT MARKET OR                     CURRENT MARKET OR
                                                           FAIR VALUE                            FAIR VALUE
                                         NOTIONAL   ------------------------    NOTIONAL    --------------------
                                          AMOUNT      ASSETS     LIABILITIES     AMOUNT     ASSETS   LIABILITIES
                                         --------   ----------   -----------   ----------   ------   -----------
                                                                  (DOLLARS IN MILLIONS)
Interest rate swaps....................   $  420       $52          $  --        $  422      $69        $  --
Foreign currency swaps.................        4        --             --            --       --           --
Options................................    6,063         7             --         6,394        7           --
                                          ------       ---          -----        ------      ---        -----
Total contractual commitments..........   $6,487       $59          $  --        $6,816      $76        $  --
                                          ======       ===          =====        ======      ===        =====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The following is a reconciliation of the notional amounts by derivative type and strategies at December 31, 2003 and 2002:

                                          DECEMBER 31, 2002               TERMINATIONS/   DECEMBER 31, 2003
                                           NOTIONAL AMOUNT    ADDITIONS    MATURITIES      NOTIONAL AMOUNT
                                          -----------------   ---------   -------------   -----------------
                                                                (DOLLARS IN MILLIONS)
BY DERIVATIVE TYPE
Interest rate swaps.....................       $  422            $45          $ 47             $  420
Foreign currency swaps..................           --              4            --                  4
Options.................................        6,394             --           331              6,063
                                               ------            ---          ----             ------
  Total contractual commitments.........       $6,816            $49          $378             $6,487
                                               ======            ===          ====             ======
BY DERIVATIVE STRATEGY
Invested asset hedging..................       $   --            $49          $ --             $   49
Portfolio hedging.......................        6,816             --           378              6,438
                                               ------            ---          ----             ------
  Total contractual commitments.........       $6,816            $49          $378             $6,487
                                               ======            ===          ====             ======

     The following table presents the notional amounts of derivative financial instruments by maturity at December 31, 2003:

                                                               REMAINING LIFE
                                ----------------------------------------------------------------------------
                                ONE YEAR     AFTER ONE YEAR     AFTER FIVE YEARS
                                OR LESS    THROUGH FIVE YEARS   THROUGH TEN YEARS   AFTER TEN YEARS   TOTAL
                                --------   ------------------   -----------------   ---------------   ------
                                                           (DOLLARS IN MILLIONS)
Interest rate swaps...........   $   69          $  154                $72               $125         $  420
Foreign currency swaps........       --               4                 --                 --              4
Options.......................    4,162           1,901                 --                 --          6,063
                                 ------          ------                ---               ----         ------
  Total contractual
     commitments..............   $4,231          $2,059                $72               $125         $6,487
                                 ======          ======                ===               ====         ======

     The following table presents the notional amounts and fair values of derivatives by type of hedge designation at December 31, 2003 and 2002:

                                                         2003                                2002
                                          -----------------------------------   -------------------------------
                                                            FAIR VALUE                          FAIR VALUE
                                          NOTIONAL   ------------------------   NOTIONAL   --------------------
                                           AMOUNT      ASSETS     LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                          --------   ----------   -----------   --------   ------   -----------
                                                                  (DOLLARS IN MILLIONS)
BY TYPE OF HEDGE
Fair value..............................   $    9       $--          $  --       $   --     $--        $  --
Cash flow...............................       13        --             --           --      --           --
Non qualifying..........................    6,465        59             --        6,816      76           --
                                           ------       ---          -----       ------     ---        -----
  Total.................................   $6,487       $59          $  --       $6,816     $76        $  --
                                           ======       ===          =====       ======     ===        =====

     The Company recognized insignificant net investment expense from the periodic settlement of interest rate caps and interest rate, foreign currency and credit default swaps that qualify as accounting hedges under SFAS No. 133, as amended, for the year ended December 31, 2003. During the years ended December 31, 2002 and 2001, there were no derivative instruments designated as qualifying accounting hedges under SFAS No. 133.

     During the year ended December 31, 2003, the Company recognized insignificant amounts in net investment losses related to qualifying fair value hedging instruments. Accordingly, insignificant net unrealized gains on fair value hedged investments were recognized in net investment losses during the year ended December 31, 2003.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

There were no discontinued fair value hedges for the year ended December 31, 2003. There were no derivatives designated as fair value hedges during the years ended December 31, 2002 or 2001.

     For the year ended December 31, 2003, the net amounts accumulated in other comprehensive income relating to cash flow hedges was insignificant. For the year ended December 31, 2003, the market value of cash flow hedges increased by an insignificant amount. During the year ended December 31, 2003, the Company recognized insignificant other comprehensive net gains relating to the effective portion of cash flow hedges. During the year ended December 31, 2003, no other comprehensive income or expense was reclassified to net investment income. During the year ended December 31, 2003, there were no discontinued cash flow hedges. During the years ended December 31, 2002 and 2001 there were no cash flow hedges. The Company has no SFAS No. 133 transition adjustment.

     Insignificant amounts of net investment expense and no net losses reported in accumulated other comprehensive income at December 31, 2003 are expected to be reclassified during the year ending December 31, 2004 into net investment income and net investment loss, respectively, as the derivatives and underlying investments mature or expire according to their original terms.

     For the years ended December 31, 2003, 2002 and 2001, the Company recognized as net investment gains, the scheduled periodic settlement payments on derivative instruments of $22 million, $23 million and net losses of $3 million, respectively, and net investment losses from changes in fair value of $3 million and net investment gains of $35 million and $19 million, respectively, related to derivatives not qualifying as accounting hedges.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

4.  INSURANCE

Deferred Policy Acquisition Costs

     Information regarding VOBA and DAC for the years ended December 31, 2003, 2002 and 2001 is as follows:

                                                         VALUE OF   DEFERRED POLICY
                                                         BUSINESS     ACQUISITION
                                                         ACQUIRED        COSTS        TOTAL
                                                         --------   ---------------   ------
                                                                (DOLLARS IN MILLIONS)
Balance at December 31, 2000...........................   $1,092        $  496        $1,588
Capitalizations........................................       --           600           600
                                                          ------        ------        ------
          Total........................................    1,092         1,096         2,188
Amortization allocated to:
  Net investment gains (losses)........................      (15)           --           (15)
  Unrealized investment gains (losses).................       (8)           15             7
  Other expenses.......................................       92           240           332
                                                          ------        ------        ------
          Total amortization...........................       69           255           324
                                                          ------        ------        ------
Balance at December 31, 2001...........................    1,023           841         1,864
Capitalizations........................................       --           810           810
                                                          ------        ------        ------
          Total........................................    1,023         1,651         2,674
Amortization allocated to:
  Net investment gains (losses)........................       16             3            19
  Unrealized investment gains (losses).................       95           (30)           65
  Other expenses.......................................       78           269           347
                                                          ------        ------        ------
          Total amortization...........................      189           242           431
Dispositions and other.................................     (262)         (206)         (468)
                                                          ------        ------        ------
Balance at December 31, 2002...........................      572         1,203         1,775
Capitalizations........................................       --           958           958
Acquisitions...........................................       --           218           218
                                                          ------        ------        ------
          Total........................................      572         2,379         2,951
Amortization allocated to:
  Net investment gains (losses)........................       (5)           (2)           (7)
  Unrealized investment gains (losses).................       (8)           18            10
  Other expenses.......................................       41           383           424
                                                          ------        ------        ------
          Total amortization...........................       28           399           427
Dispositions and other.................................       92            23           115
                                                          ------        ------        ------
Balance at December 31, 2003...........................   $  636        $2,003        $2,639
                                                          ======        ======        ======

     The estimated future amortization expense allocated to other expenses for VOBA is $42 million in 2004, $42 million in 2005, $39 million in 2006, $36 million in 2007 and $34 million in 2008.

     Amortization of VOBA and DAC is allocated to (i) investment gains and losses to provide consolidated statement of income information regarding the impact of such gains and losses on the amount of the amortization, (ii) unrealized investment gains and losses to provide information regarding the amount that would have been

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES amortized if such gains and losses had been recognized, and (iii) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

     Investment gains and losses related to certain products have a direct impact on the amortization of VOBA and DAC. Presenting investment gains and losses net of related amortization of VOBA and DAC provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

Future Policy Benefits and Policyholder Account Balances

     Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the nonforfeiture interest rate, ranging from 3% to 8%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts), (ii) the liability for terminal dividends, and (iii) premium deficiency reserves, which are established when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses after DAC is written off.

     Future policy benefit liabilities for traditional annuities are equal to accumulated contractholder fund balances during the accumulation period and the present value of expected future payments after annuitization. Interest rates used in establishing such liabilities range from 3% to 7%. Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rates used in establishing such liabilities range from 3% to 6%.

     Policyholder account balances for universal life and investment-type contracts are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest, ranging from 4% to 8%, less expenses, mortality charges, and withdrawals.

Separate Accounts

     Separate accounts include two categories of account types: non-guaranteed separate accounts totaling $2,847 million and $2,635 million at December 31, 2003 and 2002, respectively, for which the policyholder assumes the investment risk, and guaranteed separate accounts totaling $477 million and $455 million at December 31, 2003 and 2002, respectively, for which the Company contractually guarantees either a minimum return or account value to the policyholder.

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $101 million, $91 million and $142 million for the years ended December 31, 2003, 2002 and 2001, respectively. The average interest rates credited on these contracts were 5.05% and 5.51% at December 31, 2003 and 2002, respectively. The assets that support these liabilities were comprised of $513 million and $448 million in fixed maturities at December 31, 2003 and 2002, respectively.

5.  REINSURANCE

     The Company's life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks, and to provide additional capacity for future growth. The Company currently reinsures up to 90% of the mortality risk for all new individual life insurance policies that it writes. Risks in excess of $6 million are 100% reinsured. The Company reinsures its business through a diversified group of reinsurers. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks of specific characteristics. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     In addition to reinsuring mortality risk, the Company reinsures other risks and specific coverages. The Company routinely reinsures certain classes of risks in order to limit its exposure to particular travel, avocation and lifestyle hazards. The Company uses excess of loss and quota share reinsurance arrangements to limit its maximum loss, provide greater diversification of risk and minimize exposure to larger risks.

     The amounts in the consolidated statements of income are presented net of reinsurance ceded. The effects of reinsurance were as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                              2003     2002     2001
                                                             ------   ------   ------
                                                              (DOLLARS IN MILLIONS)
Direct premiums............................................  $  511   $  553   $  553
Reinsurance assumed........................................   2,925    2,330    1,841
Reinsurance ceded..........................................    (398)    (466)    (304)
                                                             ------   ------   ------
Net premiums...............................................  $3,038   $2,417   $2,090
                                                             ======   ======   ======
Reinsurance recoveries netted against policyholder
  benefits.................................................  $  119   $  113   $   98
                                                             ======   ======   ======

     Reinsurance recoverables, included in premiums and other receivables, were $1,003 million and $867 million at December 31, 2003 and 2002, respectively. Reinsurance and ceded commissions payables, included in other liabilities, were $32 million and $4 million at December 31, 2003 and 2002, respectively.

6.  DEBT

     Debt consisted of the following:

                                                              DECEMBER 31,
                                                              -------------
                                                              2003    2002
                                                              -----   -----
                                                               (DOLLARS IN
                                                                MILLIONS)
Senior notes, interest rates ranging from 6.75% to 7.25%,
  maturity dates ranging from 2006 to 2011..................  $299    $298
Surplus notes, interest rate 7.63%, maturity date 2024......    98      98
Fixed rate notes, interest rates ranging from 1.69% to 12%,
  maturity dates ranging from 2005 to 2009..................   103      33
Other notes with varying interest rates.....................     1       2
                                                              ----    ----
Total long-term debt........................................   501     431
Total short-term debt.......................................    --      19
                                                              ----    ----
          Total.............................................  $501    $450
                                                              ====    ====

     RGA, a subsidiary of the Company, maintains committed and unsecured credit facilities aggregating $228 million ($53 million expiring in 2005 and $175 million expiring in 2006). At December 31, 2003, RGA had drawn approximately $99 million under these facilities at interest rates ranging from 1.69% to 5.48%. At December 31, 2003, there were approximately $39 million in letters of credit in favor of third-party entities. As of December 31, 2003, $396 million in letters of credit from various banks were outstanding between the subsidiaries of RGA.

     The aggregate maturities of long-term debt for the Company are $50 million in 2005, $149 million in 2006, $3 million in 2007 and $299 million thereafter.

     The Company had no short-term debt as of December 31, 2003. Short-term debt consisted of collateralized borrowings with an average interest rate of 5.75% and maturity of 30 days at December 31, 2002.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Interest expense related to the Company's indebtedness included in other expenses was $48 million, $53 million and $38 million for the years ended December 31, 2003, 2002 and 2001, respectively.

7. SHARES SUBJECT TO MANDATORY REDEMPTION AND COMPANY-OBLIGATED MANDATORILY REDEEMABLE SECURITIES OF SUBSIDIARY TRUSTS

     In December 2001, a subsidiary of the Company, RGA, through its wholly-owned trust RGA Capital Trust I (the "Trust") issued 4,500,000 Preferred Income Equity Redeemable Securities ("PIERS") Units. Each PIERS unit consists of
(i) a preferred security issued by the Trust, having a stated liquidation amount of $50 per unit, representing an undivided beneficial ownership interest in the assets of the Trust, which consist solely of junior subordinated debentures issued by RGA which have a principal amount at maturity of $50 and a stated maturity of March 18, 2051, and (ii) a warrant to purchase, at any time prior to December 15, 2050, 1.2508 shares of RGA stock at an exercise price of $50. The fair market value of the warrant on the issuance date was $14.87 and is detachable from the preferred security. RGA fully and unconditionally guarantees, on a subordinated basis, the obligations of the Trust under the preferred securities. The preferred securities and subordinated debentures were issued at a discount (original issue discount) to the face or liquidation value of $14.87 per security. The securities will accrete to their $50 face/liquidation value over the life of the security on a level yield basis. The weighted average effective interest rate on the preferred securities and the subordinated debentures is 8.25% per annum. Capital securities outstanding were $158 million, net of unamortized discount of $67 million, at both December 31, 2003 and 2002.

8.  INCOME TAXES

     The provision for income taxes for continuing operations was as follows:

                                                                   YEARS ENDED
                                                                  DECEMBER 31,
                                                              ---------------------
                                                              2003    2002    2001
                                                              -----   -----   -----
                                                              (DOLLARS IN MILLIONS)
Current:
  Federal...................................................   $29     $(6)    $46
  Foreign...................................................     1       6       9
                                                               ---     ---     ---
                                                                30      --      55
                                                               ---     ---     ---
Deferred:
  Federal...................................................     7      58       6
  Foreign...................................................     9      17      (1)
                                                               ---     ---     ---
                                                                16      75       5
                                                               ---     ---     ---
Provision for income taxes..................................   $46     $75     $60
                                                               ===     ===     ===

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes as reported for continuing operations were as follows:

                                                                   YEARS ENDED
                                                                  DECEMBER 31,
                                                              ---------------------
                                                              2003    2002    2001
                                                              -----   -----   -----
                                                              (DOLLARS IN MILLIONS)
Tax provision at U.S. statutory rate........................   $52     $81     $34
Tax effect of:
  Foreign tax rate differing from U.S. tax rate.............    (1)     --      (3)
  Tax preferred investment income...........................    (1)     (4)     (2)
  Tax credits...............................................    (5)     (5)     (6)
  Litigation related........................................    --      --      14
  State tax net of federal benefit..........................     1       1       3
  Corporate owned life insurance............................    (2)      2       8
  Goodwill amortization.....................................    --      --       4
  Valuation allowance for carryforward items................     1      --       4
  Sale of subsidiaries......................................    --      --       5
  Settlement of IRS audit...................................    --      (3)     --
  Other, net................................................     1       3      (1)
                                                               ---     ---     ---
Provision for income taxes..................................   $46     $75     $60
                                                               ===     ===     ===

     Deferred income taxes represent the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                               DECEMBER 31,
                                                              --------------
                                                               2003    2002
                                                              ------   -----
                                                               (DOLLARS IN
                                                                MILLIONS)
Deferred income tax assets:
  Future policy benefits....................................  $  170   $ 130
  Employee benefits.........................................      45      30
  Investments...............................................      --      43
  Loss and credit carryforwards.............................     358     258
  Other, net................................................      18      39
                                                              ------   -----
                                                                 591     500
  Less: Valuation allowance.................................      13      12
                                                              ------   -----
                                                                 578     488
                                                              ------   -----
Deferred income tax liabilities:
  Deferred policy acquisition costs.........................     767     602
  Investments...............................................      26      --
  Unrealized gain on investments............................     173     112
  Other, net................................................      68      63
                                                              ------   -----
                                                               1,034     777
                                                              ------   -----
Net deferred income tax liability...........................  $ (456)  $(289)
                                                              ======   =====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The Company has not recognized a deferred tax liability for the undistributed earnings of its wholly owned domestic and foreign subsidiaries because the Company currently does not expect those unremitted earnings to become taxable to the Company in the foreseeable future. This is due to the fact that the unremitted earnings will not be repatriated in the foreseeable future, or because those unremitted earnings that may be repatriated will not be taxable through the application of tax planning strategies that management would utilize.

     The Company believes that it is more likely than not that the deferred tax assets established will be realized except for the amount of the valuation allowance. As of December 31, 2003 and 2002, a valuation allowance for deferred tax assets of approximately $13 million and $12 million respectively, was provided on the foreign tax credits and net operating losses of RGA Reinsurance and RGA's Argentine, South African and U.K. subsidiaries. At December 31, 2003, the Company's subsidiaries had net operating loss carryforwards of $684 million and capital loss carryforwards of $200 million. The remaining loss carryforwards are expected to be utilized during the period allowed.

     The Company has been audited by the Internal Revenue Service for the years through and including 1999. The Company believes that any adjustments that might be required for open years will not have a material effect on the Company's consolidated financial statements.

9.  COMMITMENTS, CONTINGENCIES AND GUARANTEES

LITIGATION

     Over the past several years, the Company has faced numerous claims, including class action lawsuits, alleging improper marketing and sales of individual life insurance policies or annuities. These lawsuits are generally referred to as "sales practices claims."

     A federal court has approved a settlement resolving sales practices claims on behalf of a class of owners of permanent life insurance policies issued by the Company between January 1, 1982 through December 31, 1996. An appellate court has affirmed the order approving the settlement. The class includes owners of approximately 250,000 in-force or terminated policies.

     Certain class members have opted out of the class action settlements noted above and have brought or continued non-class action sales practices lawsuits. In addition, other sales practices lawsuits have been brought. As of December 31, 2003, there are approximately 25 sales practices lawsuits pending against the Company. The Company continues to defend itself vigorously against these lawsuits. Some individual sales practices claims have been resolved through settlement, won by dispositive motions, or, in a few instances, have gone to trial. Most of the current cases seek substantial damages, including in some cases punitive and treble damages and attorneys' fees. Additional litigation relating to the Company's marketing and sales of individual life insurance may be commenced in the future.

     The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices claims against the Company.

     Regulatory authorities in a small number of states have had investigations or inquiries relating to the Company's sales of individual life insurance policies or annuities. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief. The Company may continue to resolve investigations in a similar manner.

     A Missouri trial court has certified a class action in a lawsuit against the Company involving approximately 100 former employees with respect to plaintiffs' claims that the Company breached an alleged oral promise to pay additional severance benefits. The Company continues to defend itself vigorously against this lawsuit.

     A policyholder filed a lawsuit against the Company, its administrator (Paul Revere Life Insurance Company) and Provident Life and Accident Insurance Company in an Arizona state court for damages in connection with the

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES denial of her claim for disability benefits. The defendants removed the case to the United States District Court for the District of Arizona. Following a trial, a jury entered a verdict of approximately $85 million against the defendants. Defendants thereafter filed a motion seeking judgment as a matter of law, or alternatively a new trial and/or remittitur. On September 16, 2003, the trial court granted the defendants' motion for remittitur, reducing the punitive damages from $79 million to $7 million, and awarded plaintiff $600,000 in attorneys' fees, but otherwise denied the defendants' post-trial motion. The total amount of the judgment is approximately $14.3 million. The defendants have filed a Notice of Appeal and the plaintiff has filed a Notice of Cross Appeal. Pursuant to a quota share agreement between the Company and Paul Revere Life Insurance Company, the Company believes its share of any judgment in this matter will be 20 percent.

     Regulatory bodies have contacted the Company and have requested information relating to market timing and late trading of mutual funds and variable insurance products. The Company believes that these inquiries are similar to those made to many financial services companies as part of an industry-wide investigation by various regulatory agencies into the practices, policies and procedures relating to trading in mutual fund shares. The SEC has commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through the Company. The Company is in the process of responding and is fully cooperating with regard to these information requests and investigations. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on the Company's consolidated financial position.

     Various litigation, claims and assessments against the Company, in addition to those discussed above and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

Summary

     It is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, except as noted above in connection with specific matters. In some of the matters referred to above, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's consolidated financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

LEASES

     In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants is contingent upon the level of the tenants' sales revenues. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES minimum rental and sublease income, and minimum gross rental payments relating to these lease agreements were as follows:

                                                                                  GROSS
                                                             RENTAL   SUBLEASE    RENTAL
                                                             INCOME    INCOME    PAYMENTS
                                                             ------   --------   --------
                                                                (DOLLARS IN MILLIONS)
2004.......................................................    $4        $1         $8
2005.......................................................    $4        $1         $7
2006.......................................................    $3        $1         $6
2007.......................................................    $3        $--        $5
2008.......................................................    $2        $--        $4
Thereafter.................................................    $1        $--        $9

COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $1 million at December 31, 2003 and 2002, respectively. The Company anticipates that this amount will be invested in the partnerships over the next one year.

GUARANTEES

     In the course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future.

     In the context of disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from $2 million to $15 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount due under these guarantees in the future.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount due under these indemnities in the future.

     The fair value of such indemnities, guarantees and commitments entered into was insignificant. The Company's recorded liability at December 31, 2003 and 2002 for indemnities, guarantees and commitments provided to third parties prior to January 1, 2003 was insignificant.

10.  EMPLOYEE BENEFIT PLANS

PENSION BENEFIT AND OTHER BENEFIT PLANS

     Effective January 1, 2001, the Company's employees became employees of Metropolitan Life. This transition affected the provision of employee benefit plans as described below:

     The Company continued to sponsor and administer a defined benefit plan covering all existing and eligible active and retired employees as of January 1, 2001 through December 31, 2002. Retirement benefits are based on years of credited service and final average earnings history.

     The Company also continues to offer several non-qualified, defined benefit, and defined contribution plans to existing directors and management associates.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Prior to January 1, 2001, the Company provided certain health care and life insurance benefits for retired employees. As of January 1, 2001, postretirement benefits were merged into the postretirement benefit plans of Metropolitan Life. Consistent with the Company's former plan, employees may become eligible for these benefits under the Metropolitan Life plan if they attain retirement age, with sufficient service, while working for Metropolitan Life. Additionally, Metropolitan Life provides postemployment benefits for eligible employees as of this transition date.

     On December 31, 2002, the GenAm Qualified Pension Plan was merged into Metropolitan Life Qualified Pension Plan.

     The Company uses a December 31 measurement date for all of its pension and postretirement benefit plans.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

OBLIGATIONS, FUNDED STATUS AND NET PERIODIC BENEFIT COSTS

                                                                         DECEMBER 31,
                                                              -----------------------------------
                                                              PENSION BENEFITS    OTHER BENEFITS
                                                              -----------------   ---------------
                                                               2003      2002      2003     2002
                                                              -------   -------   ------   ------
                                                                     (DOLLARS IN MILLIONS)
Change in projected benefit obligation:
Projected benefit obligation at beginning of year...........   $ 64      $176      $ 5      $ 3
  Service cost..............................................      1         4       --        1
  Interest cost.............................................      3        12       --       --
  Actuarial losses..........................................      8        11       --        1
  Change in benefits........................................    (26)       --       --       --
  Transfers in (out) of controlled group....................     --      (124)      --       --
  Benefits paid.............................................     (2)      (15)      --       --
                                                               ----      ----      ---      ---
Projected benefit obligation at end of year.................     48        64        5        5
                                                               ----      ----      ---      ---
Change in plan assets:
Contract value of plan assets at beginning of year..........      8       153       --       --
  Actual return on plan assets..............................      2       (11)      --       --
  Employer and participant contributions....................      2         5       --       --
  Transfers in (out) of controlled group....................     --      (124)      --       --
  Benefits paid.............................................     (2)      (15)      --       --
                                                               ----      ----      ---      ---
Contract value of plan assets at end of year................     10         8       --       --
                                                               ----      ----      ---      ---
Under funded................................................    (38)      (56)      (5)      (5)
Unrecognized net actuarial losses...........................     17        11        2        2
Unrecognized prior service cost.............................    (23)       --       --       --
                                                               ----      ----      ---      ---
Accrued benefit cost........................................   $(44)     $(45)     $(3)     $(3)
                                                               ====      ====      ===      ===
Qualified plan prepaid pension cost.........................     (2)       (1)
Non-qualified plan accrued pension cost.....................    (47)      (48)
Accumulated other comprehensive loss........................      5         4
                                                               ----      ----
Accrued benefit cost........................................   $(44)     $(45)
                                                               ====      ====

     The aggregate projected benefit obligation and aggregate contract value of plan assets for the pension plans were as follows:

                                                               NON-QUALIFIED
                                             QUALIFIED PLAN        PLAN           TOTAL
                                             ---------------   -------------   -----------
                                              2003     2002    2003    2002    2003   2002
                                             ------   ------   -----   -----   ----   ----
                                                         (DOLLARS IN MILLIONS)
Aggregate projected benefit obligation.....   $(14)    $(12)   $(34)   $(52)   $(48)  $(64)
Aggregate contract value of plan assets
  (principally Company contracts)..........     10        8      --      --      10      8
                                              ----     ----    ----    ----    ----   ----
Under funded...............................   $ (4)    $ (4)   $(34)   $(52)   $(38)  $(56)
                                              ====     ====    ====    ====    ====   ====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The accumulated benefit obligation for all defined benefit pension plans, which exceeds plan assets for all plans, was $41 million and $53 million at December 31, 2003 and 2002, respectively. The projected benefit obligation exceeded plan assets for all pension and postretirement plans for the years ended December 31, 2003 and 2002.

     The components of net periodic benefit cost were as follows:

                                                         PENSION BENEFITS       OTHER BENEFITS
                                                        ------------------   --------------------
                                                        2003   2002   2001   2003    2002   2001
                                                        ----   ----   ----   -----   ----   -----
                                                                  (DOLLARS IN MILLIONS)
Service cost..........................................  $ 1    $  4   $  4   $ --     $1    $  --
Interest cost.........................................    3      12     12     --     --       --
Expected return on plan assets........................   (1)    (13)   (14)    --     --       --
Amortization of prior actuarial (gains) losses........   (1)      2     --     --     --       --
Curtailment cost......................................   --      --      6     --     --       --
                                                        ---    ----   ----   -----    --    -----
Net periodic benefit cost.............................  $ 2    $  5   $  8   $ --     $1    $  --
                                                        ===    ====   ====   =====    ==    =====

Assumptions

     Assumptions used in determining benefit obligations were as follows:

                                                          DECEMBER 31,
                                           -------------------------------------------
                                               PENSION BENEFITS        OTHER BENEFITS
                                           -------------------------   ---------------
                                              2003          2002        2003     2002
                                           -----------   -----------   ------   ------
Discount rate............................  6.10%-6.50%      6.75%      6.50%    6.75%
Rate of compensation increase............     4%-8%         4%-8%       N/A      N/A

     Assumptions used in determining net periodic benefit cost were as follows:

                                                            DECEMBER 31,
                                                -------------------------------------
                                                 PENSION BENEFITS     OTHER BENEFITS
                                                -------------------   ---------------
                                                2003       2002        2003     2002
                                                -----   -----------   ------   ------
Discount rate.................................  6.75%   6.75%-7.40%   6.50%    6.75%
Expected rate of return on plan assets........  8.75%      8.75%       N/A      N/A
Rate of compensation increase.................  4%-8%      4%-8%       N/A      N/A

     The discount rate is based on the yield of a hypothetical portfolio of high-quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due. The expected rate of return on plan assets is based on anticipated performance of the asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within a reasonable tolerance from the derived rate.

     The assumed health care cost trend rates used in measuring the accumulated nonpension postretirement benefit obligation were 10% and 11% for the years ended December 31, 2003 and 2002, respectively. For both years, the rate is assumed to decrease gradually to 5% by 2008 and remain at that level thereafter. A one percentage point change in assumed health care cost trend rates would have an insignificant impact on the Company's operations.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

PLAN ASSETS

     The allocation of pension plan assets is as follows:

                                                              DECEMBER 31,
                                                              -------------
                                                              2003    2002
                                                              -----   -----
ASSET CATEGORY
Equity securities...........................................    73%     66%
Fixed maturities............................................    27%     34%
                                                               ---     ---
          Total.............................................   100%    100%
                                                               ===     ===

     The average target allocation of pension plan assets for 2004 is as follows:

                                                              PENSION
                                                              BENEFITS
                                                              --------
ASSET CATEGORY
Equity securities...........................................   65%-80%
Fixed maturities............................................   25%-50%

     Target allocations of assets are determined with the objective of maximizing returns and minimizing volatility of net assets through adequate asset diversification and partial liability immunization. Adjustments are made to target allocations based on the Company's assessment of the impact of economic factors and market conditions.

CASH FLOWS

     The Company expects to contribute $4 million to its pension plans and $35 thousand to its other benefit plans during 2004.

     The following pension benefit payments, which reflect expected future service as appropriate, are expected to be paid:

                                                                 PENSION BENEFITS
                                                               ---------------------
                                                               (DOLLARS IN MILLIONS)
2004........................................................            $ 3
2005........................................................            $ 3
2006........................................................            $ 5
2007........................................................            $ 4
2008........................................................            $ 4
2009-2013...................................................            $24

SAVINGS AND INVESTMENT PLANS

     The Company and MetLife, sponsor savings and investment plans for substantially all employees under which the Company matches a portion of employee contributions. The Company contributed $2 million, $2 million and $4 million for the years ended December 31, 2003, 2002, and 2001, respectively.

11.  EQUITY

PREFERRED STOCK

     On December 16, 2003, MetLife contributed 2,532,600 shares of common stock to the Company in exchange for 93,402 shares of Series A Cumulative Preferred Stock ("the Preferred Shares"). Holders of the Preferred Shares are entitled to receive cumulative cash dividends at the annual applicable rate of 7% times the Liquidation Preference of $1,000 per share payable quarterly, when and if declared by the Board of Directors. Holders of the Preferred

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Shares have no voting rights, except as required by applicable law. The Preferred Shares rank senior to the common stock.

     The Preferred Shares are redeemable at the option of the Company at any time, to the extent that any such redemption shall not violate applicable provisions of the laws of the State of Missouri. The Preferred Shares are redeemable at a price equal to the par value per share plus any amount equal to accumulated and unpaid dividends.

DIVIDEND RESTRICTIONS

     The Company and its insurance subsidiary are subject to limitations on the payment of dividends to their parents. Generally, dividends during any year may not be paid, without prior regulatory approval, in excess of the greater of: (i) 10% of the insurance subsidiaries' statutory surplus as of the immediately preceding calendar year (excluding realized investment gains) or (ii) the insurance subsidiaries' statutory gain from operations for the preceding year. The Company paid to GenAmerica stockholder dividends in the amount of $1 million, $83 million and $8 million for the years ended December 31, 2003, 2002 and 2001. As of December 31, 2003, the maximum amount of the dividend, which may be paid to GenAmerica from the Company in 2004, without prior regulatory approval, is $101 million.

STATUTORY EQUITY AND INCOME

     The Company is required to file annual statements with various state insurance regulatory authorities on a statutory basis.

     Statutory net loss of General American Life Insurance Company, as filed with the Department, was $151 million, $15 million and $123 million for the years ended December 31, 2003, 2002 and 2001, respectively; statutory capital and surplus, as filed, was $1,013 million and $741 million at December 31, 2003 and 2002, respectively.

     The National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles (the "Codification"), which is intended to standardize regulatory accounting and reporting to state insurance departments, and became effective January 1, 2001. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The Department required adoption of the Codification, with certain modifications, for the preparation of statutory financial statements effective January 1, 2001. The impact of adoption did not materially impact statutory capital and surplus. Further modifications by state insurance departments may impact the effect of the Codification on the Company's statutory surplus and capital.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

OTHER COMPREHENSIVE INCOME

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2003, 2002 and 2001 in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                              YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                               2003     2002      2001
                                                              ------   -------   ------
                                                                (DOLLARS IN MILLIONS)
Holding gains on investments arising during the year........   $211     $ 318     $123
Income tax effect of holding gains..........................    (97)     (141)     (47)
Reclassification adjustments:
  Recognized holding (losses) gains included in current year
     income.................................................    (23)      (52)      33
  Amortization of premium and accretion of discounts
     associated with investments............................    (45)      (72)     (64)
  Recognized holding (losses) gains allocated to other
     policyholder amounts...................................     (7)       19      (15)
  Income tax effect.........................................     35        40       19
Allocation of holding (losses) gains on investments relating
  to other policyholder amounts.............................     (3)      (84)       7
Income tax effect of allocation of holding gains (losses) to
  other policyholder amounts................................      1        49       (3)
Unrealized investment gains of subsidiary at date of sale...     --        23       --
Deferred income taxes on unrealized investment gains of
  subsidiary at date of sale................................     --        (5)      --
                                                               ----     -----     ----
Net unrealized investment gains.............................     72        95       53
Foreign currency translation adjustment.....................     25         7        2
Minimum pension liability adjustment........................     (5)       --       --
                                                               ----     -----     ----
Other comprehensive income..................................   $ 92     $ 102     $ 55
                                                               ====     =====     ====

12.  OTHER EXPENSES

     Other expenses were comprised of the following:

                                                              YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                               2003      2002     2001
                                                              -------   ------   ------
                                                                (DOLLARS IN MILLIONS)
Compensation................................................  $   68    $  38    $ 112
Commissions.................................................     946      795      602
Interest and debt issue costs...............................      44       53       38
Amortization of policy acquisition costs (excludes amounts
  directly related to net investment gains (losses) of $(7),
  $19, and $(15), respectively).............................     424      347      332
Capitalization of policy acquisition costs..................    (958)    (810)    (600)
Rent, net of sublease income................................      (3)       5       24
Minority interest...........................................     132      102       64
Other.......................................................     396      420      386
                                                              ------    -----    -----
          Total other expenses..............................  $1,049    $ 950    $ 958
                                                              ======    =====    =====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

13.  BUSINESS SEGMENT INFORMATION

     The Company provides insurance and financial services to customers in the United States, Canada, Latin America, Europe, Africa, Pacific Rim countries and Australia. The Company's business is divided into three major segments: US Domestic Insurance Operations, Reinsurance and Corporate & Other. These segments are managed separately because they either provide different products and services, require different strategies or have different technology requirements.

     US Domestic Insurance Operations offers a broad range of group insurance and retirement and savings products and services, including group life insurance, non-medical health insurance, such as short and long-term disability, long-term care and other insurance products and services. US Domestic Insurance Operations also offers a wide variety of individual insurance and investment products, including life insurance, annuities and mutual funds. Reinsurance provides primarily reinsurance of life and annuity policies in North America and various international markets. Additionally, reinsurance of critical illness policies is provided in select international markets.

     Set forth in the tables below is certain financial information with respect to the Company's operating segments as of and for the years ended December 31, 2003, 2002 and 2001. The accounting policies of the segments are the same as those of the Company, except for the method of capital allocation and the accounting for gains and losses from intercompany sales, which are eliminated in consolidation. The Company allocates capital to each segment based upon an internal capital allocation system that allows the Company to more effectively manage its capital. The Company evaluates the performance of each operating segment based upon net income excluding certain net investment gains and losses, net of income taxes, and the impact from the cumulative effect of changes in accounting, net of income taxes. Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting are included in net investment gains (losses). The Company allocates certain non-recurring items (e.g., expenses associated with the resolution of proceedings alleging race-conscious underwriting practices,

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES sales practices claims and claims for personal injuries caused by exposure to asbestos or asbestos-containing products) to Corporate & Other.

                                             US DOMESTIC INSURANCE                 CORPORATE &
AT OR FOR THE YEAR ENDED DECEMBER 31, 2003        OPERATIONS         REINSURANCE      OTHER       TOTAL
------------------------------------------   ---------------------   -----------   -----------   -------
                                                                (DOLLARS IN MILLIONS)
Premiums...................................         $   390            $ 2,648       $   --      $ 3,038
Universal life and investment-type product
  policy fees..............................             272                 --           --          272
Net investment income......................             534                430           39        1,003
Other revenues.............................              14                 47           12           73
Net investment gains (losses)..............             (11)                30           (3)          16
Policyholder benefits and claims...........             535              2,110           --        2,645
Interest credited to policyholder account
  balances.................................             177                184           --          361
Policyholder dividends.....................             198                 --           --          198
Other expenses.............................             271                752           26        1,049
Income (loss) from continuing operations
  before provision (benefit) for income
  taxes....................................              18                109           22          149
Income from discontinued operations, net of
  income taxes.............................              --                 --           (1)          (1)
Cumulative effect of change in accounting,
  net of income taxes......................              --                  1           --            1
Net income.................................              14                 72           17          103
Total assets...............................          13,512             12,611        1,316       27,439
Deferred policy acquisition costs..........             538              2,100            1        2,639
Goodwill, net..............................              42                 95           --          137
Separate account assets....................           3,323                 13          (12)       3,324
Policyholder liabilities...................           8,978              8,984          (39)      17,923
Separate account liabilities...............           3,323                 13          (12)       3,324

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                             US DOMESTIC INSURANCE                 CORPORATE &
AT OR FOR THE YEAR ENDED DECEMBER 31, 2002        OPERATIONS         REINSURANCE      OTHER       TOTAL
------------------------------------------   ---------------------   -----------   -----------   -------
                                                                (DOLLARS IN MILLIONS)
Premiums...................................         $   433            $1,984        $   --      $ 2,417
Universal life and investment-type product
  policy fees..............................             298                --            --          298
Net investment income......................             689               379           (16)       1,052
Other revenues.............................              58                42            16          116
Net investment gains (losses)..............              48                 3           (11)          40
Policyholder benefits and claims...........             544             1,519            --        2,063
Interest credited to policyholder account
  balances.................................             325               146            --          471
Policyholder dividends.....................             209                --            --          209
Other expenses.............................             286               631            33          950
Income (loss) from continuing operations
  before provision (benefit) for income
  taxes....................................             162               112           (44)         230
Income from discontinued operations, net of
  income taxes.............................              --                --            (5)          (5)
Net income (loss)..........................             106                74           (30)         150
Total assets...............................          12,512             9,377         1,029       22,918
Deferred policy acquisition costs..........             401             1,373             1        1,775
Goodwill, net..............................              59                94            --          153
Separate account assets....................           3,090                11           (11)       3,090
Policyholder liabilities...................           8,401             6,766           (31)      15,136
Separate account liabilities...............           3,090                11           (11)       3,090

                                              US DOMESTIC INSURANCE                 CORPORATE &
AT OR FOR THE YEAR ENDED DECEMBER 31, 2001         OPERATIONS         REINSURANCE      OTHER      TOTAL
------------------------------------------    ---------------------   -----------   -----------   ------
                                                                (DOLLARS IN MILLIONS)
Premiums....................................          $425              $1,665         $ --       $2,090
Universal life and investment-type product
  policy fees...............................           261                  --           --          261
Net investment income.......................           756                 348           10        1,114
Other revenues..............................            26                  35           51          112
Net investment gains (losses)...............           (12)                 (8)          29            9
Policyholder benefits and claims............           540               1,374           --        1,914
Interest credited to policyholder account
  balances..................................           301                 122           (1)         422
Policyholder dividends......................           195                               --          195
Other expenses..............................           345                 490          123          958
Income (loss) from continuing operations
  before provision (benefit) for income
  taxes.....................................            75                  54          (32)          97
Net income (loss)...........................            44                  32          (39)          37

     The Company's Corporate & Other segment recorded net investment losses of $1 million and $8 million during the years ended December 31, 2003 and 2002 respectively, in amounts classified as discontinued operations in accordance with SFAS 144.

     Economic Capital. Beginning in 2003, the Company changed its methodology of allocating capital to its business segments from Risk-Based Capital ("RBC") to Economic Capital. Prior to 2003, the Company's business

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES segments' allocated equity was primarily based on RBC, an internally developed formula based on applying a multiple to the National Association of Insurance Commissioners Statutory Risk-Based Capital and included certain adjustments in accordance with GAAP. Economic Capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The Economic Capital model accounts for the unique and specific nature of the risks inherent in the Company's businesses. This is in contrast to the standardized regulatory RBC formula, which is not as refined in its risk calculations with respect to the nuances of the Company's businesses.

     The change in methodology is being applied prospectively. This change has and will continue to impact the level of net investment income and net income of each of the Company's business segments. A portion of net investment income is credited to the segments based on the level of allocated equity. This change in methodology of allocating equity does not impact the Company's consolidated net investment income or net income.

     The following table presents actual and pro forma net investment income with respect to the Company's segments for the years ended December 31, 2002 and 2001. The amounts shown as pro forma reflect net investment income that would have been reported in these years had the Company allocated capital based on Economic Capital rather than on the basis of RBC.

                             NET INVESTMENT INCOME

                                                      FOR THE YEARS ENDED DECEMBER 31,
                                                   ---------------------------------------
                                                          2002                 2001
                                                   ------------------   ------------------
                                                   ACTUAL   PRO FORMA   ACTUAL   PRO FORMA
                                                   ------   ---------   ------   ---------
                                                            (DOLLARS IN MILLIONS)
US domestic operations...........................  $  689    $  681     $  756    $  749
Reinsurance......................................     379       340        348       312
Corporate & Other................................     (16)       31         10        53
                                                   ------    ------     ------    ------
          Total..................................  $1,052    $1,052     $1,114    $1,114
                                                   ======    ======     ======    ======

     The Reinsurance segment's results of operations for the year ended December 31, 2003 include RGA's coinsurance agreement under which it assumed the traditional U.S. life reinsurance business of Allianz Life Insurance Company of North America. The transaction added approximately $246 million of premiums and $11 million of pre-tax income, excluding minority interest expense.

     Corporate & Other includes various start-up and run-off entities, as well as the elimination of all intersegment amounts. The elimination of intersegment amounts relates to intersegment loans, which bear interest rates commensurate with related borrowings, as well as intersegment reinsurance transactions.

     Net investment income and net investment gains (losses) are based upon the actual results of each segment's specifically identifiable asset portfolio adjusted for allocated capital. Other costs and operating costs were allocated to each of the segments based upon: (i) a review of the nature of such costs;
(ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

14.  ACQUISITIONS AND DISPOSITIONS

     In December 2003, Equity Intermediary Company ("EIC"), a subsidiary of the Company, issued preferred stock to MetLife in exchange for MetLife's outstanding shares of RGA common stock. See Note 11. At that time, Metropolitan Life transferred the outstanding shares of RGA common stock to EIC. At December 31, 2003 and 2002, the Company's ownership percentage of outstanding shares of RGA's common stock was approximately 52% and 49%, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     In September 2003, a subsidiary of the Company, RGA announced a coinsurance agreement under which it assumed the traditional U.S. life reinsurance business of Allianz Life Insurance Company of North America. The transaction closed during the fourth quarter of 2003 with an effective date retroactive to July 1, 2003. The transaction added approximately $278 billion of life reinsurance in-force, $246 million of premium and $11 million of before income tax expense, excluding minority interest expense, to the fourth quarter of 2003.

     On December 31, 2002, the Company sold the Security Equity Life Insurance Company, a wholly owned subsidiary, to Metropolitan Life. The Company also sold on December 31, 2002, Cova Corporation and its wholly owned subsidiaries to MetLife. The amount received less than the asset's book value of $504 million was recorded as a reduction in equity. Total assets and liabilities of the entities sold at the date of sale were $8,926 million and $8,232 million, respectively. Total revenue of the entities sold included in the consolidated statements of income were $293 million and $256 million for the years ended December 31, 2002 and 2001, respectively.

     On July 1, 2002, the Company completed its merger with General Life Insurance Company ("GLIC"), a wholly owned subsidiary of the Company. GLIC, a Texas life insurance company, was acquired by the Company in December 1995. Its operations, however, were ceased in June 2001, due to its lack of strategic importance. Upon the completion of the merger, the Company assumed a net $12 million in assets and liabilities. The Company recognized no gain or loss on the merger.

     On June 12, 2002, the Company completed the liquidation of General American Holding Company ("GAHC"), a wholly owned subsidiary of the Company. GAHC was created in 1999 as a general business company, owning subsidiaries not licensed as insurers. Upon the liquidation of GAHC, the Company assumed a net $61 million in assets and liabilities, including the ownership of Krisman, Incorporated ("Krisman") and White Oak Royalty Company ("White Oak Royalty"). The Company recognized no gain or loss on this disposition.

     On July 2, 2001, the Company and Metropolitan Life completed the sale of Conning Corporation ("Conning"). Conning specialized in asset management for insurance company investment portfolios and investment research. The Company and Metropolitan Life received $84 million in the transaction and the Company reported a gain of approximately $36 million, net of income taxes of $14 million.

15.  DISCONTINUED OPERATIONS

     The Company actively manages its real estate portfolio with the objective to maximize earnings through selective acquisitions and dispositions. In accordance with SFAS No. 144, income related to real estate classified as held-for-sale for transactions initiated on or after January 1, 2002 is presented as discontinued operations. These assets are carried at the lower of cost or market.

     The components of income from discontinued operations included investment expenses of $503 thousand, net investment losses of $1 million and income tax benefit of $631 thousand, for the year ended December 31, 2003. The components of income from discontinued operations included net investment losses of $8 million and income tax benefits of $3 million for the year ended December 31, 2002. Amounts for 2001 were insignificant.

     There was no carrying value of real estate related to discontinued operations at December 31, 2003. The carrying value of real estate related to discontinued operations was $25 million at December 31, 2002.

16.  FAIR VALUE INFORMATION

     The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Amounts related to the Company's financial instruments were as follows:

                                                           NOTIONAL   CARRYING   ESTIMATED
                                                            AMOUNT     VALUE     FAIR VALUE
                                                           --------   --------   ----------
DECEMBER 31, 2003                                               (DOLLARS IN MILLIONS)
Assets:
  Fixed maturities.......................................             $11,695     $11,695
  Equity securities......................................             $   167     $   167
  Mortgage loans on real estate..........................             $   953     $ 1,004
  Policy loans...........................................             $ 2,576     $ 2,576
  Short-term investments.................................             $    90     $    90
  Cash and cash equivalents..............................             $   369     $   369
  Mortgage loan commitments..............................    $27      $    --     $    --
  Commitments to fund partnership investments............    $ 1      $    --     $    --
Liabilities:
  Policyholder account balances..........................             $ 5,374     $ 5,026
  Long-term debt.........................................             $   501     $   551
  Shares subject to mandatory redemption.................             $   158     $   194
  Payable under securities loaned transactions...........             $ 1,179     $ 1,179

                                                            NOTIONAL   CARRYING   ESTIMATED
                                                             AMOUNT     VALUE     FAIR VALUE
                                                            --------   --------   ----------
DECEMBER 31, 2002                                                (DOLLARS IN MILLIONS)
Assets:
  Fixed maturities........................................              $9,440      $9,440
  Equity securities.......................................              $  121      $  121
  Mortgage loans on real estate...........................              $  852      $  949
  Policy loans............................................              $2,488      $2,488
  Short-term investments..................................              $  108      $  108
  Cash and cash equivalents...............................              $  398      $  398
  Commitments to fund partnership investments.............     $1       $   --      $   --
Liabilities:
  Policyholder account balances...........................              $4,745      $4,469
  Short-term debt.........................................              $   19      $   19
  Long-term debt..........................................              $  431      $  468
  Payable under securities loaned transactions............              $  679      $  679
Other:
  Company-obligated mandatorily redeemable securities of
     subsidiary trusts....................................              $  158      $  177

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

FIXED MATURITIES AND EQUITY SECURITIES

     The fair value of fixed maturities and equity securities are based upon quotations published by applicable stock exchanges or received from other reliable sources. For securities for which the market values were not readily available, fair values were estimated using quoted market prices of comparable investments.

MORTGAGE LOANS ON REAL ESTATE, MORTGAGE LOAN COMMITMENTS AND COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     Fair values for mortgage loans on real estate are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. For mortgage loan commitments, the estimated fair value is the net premium or discount of the commitments. Commitments to fund partnership investments have no stated interest rate and are assumed to have a fair value of zero.

POLICY LOANS

     The carrying values for policy loans approximate fair value.

CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

     The carrying values for cash and cash equivalents and short-term investments approximated fair values due to the short-term maturities of these instruments.

POLICYHOLDER ACCOUNT BALANCES

     The fair value of policyholder account balances is estimated by discounting expected future cash flows, based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued.

SHORT-TERM AND LONG-TERM DEBT, PAYABLES UNDER SECURITIES LOANED TRANSACTIONS, SHARES SUBJECT TO MANDATORY REDEMPTION AND COMPANY-OBLIGATED MANDATORILY REDEEMABLE SECURITIES OF SUBSIDIARY TRUSTS

     The fair values of short-term and long-term debt, payables under securities loaned transactions, shares subject to mandatory redemption and Company-obligated mandatorily redeemable securities of subsidiary trusts are determined by discounting expected future cash flows, using risk rates currently available for debt with similar terms and remaining maturities.

DERIVATIVE FINANCIAL INSTRUMENTS

     The fair value of derivative instruments, including interest rate swaps, foreign currency swaps and options are based upon quotations obtained from dealers or other reliable sources. See Note 3 for derivative fair value disclosures.

17.  RELATED PARTIES

     In 2003, the Company received a non-cash capital contribution of $131 million associated with Metropolitan Life's transfer of the outstanding shares of RGA common stock to EIC.

     In May 2002, the Company received a capital contribution in the amount of $1 million associated with a related party gain on the sale of joint ventures to Metropolitan Life.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONCLUDED)

     RGA has reinsurance transactions with Metropolitan Life and certain of its subsidiaries. Under these agreements, RGA reflected net assumed premiums of approximately $119 million, $118 million and $112 million in 2003, 2002 and 2001, respectively. The earned premiums reflect the net of business assumed from and ceded to Metropolitan Life and its subsidiaries. The pre-tax underwriting gain on this business was approximately $12 million, $35 million and $18 million in 2003, 2002 and 2001, respectively.

     In October 2001, GenAmerica contributed GenAmerica Management Corporation ("GAMCO"), which had a value of $37 million, to the Company.

     In 2001, the Company entered into a reinsurance agreement with Exeter Reassurance Company, Limited, a subsidiary of MetLife. Under this agreement, the Company reflected ceded premiums of approximately $299 million, $154 million and $31 million and ceded expenses of approximately $90 million, $64 million and $14 million in 2003, 2002 and 2001, respectively.

     Under the terms of a master service agreement, the Company and its subsidiaries paid $6 million, $8 million and $3 million in investment management fees and $100 million, $90 million and $9 million for other administrative services in 2003, 2002 and 2001, respectively.

     These transactions are based upon agreed upon amounts that might differ from amounts that would be charged if such transactions were among third parties.

     Since the Company is a member of a controlled group of affiliate companies its results may not be indicative of those of a stand-alone entity.